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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-08529
                                   ------------------------------------

                                 Monteagle Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

6550 Directors Parkway               Abilene, Texas                   79606
--------------------------------------------------------------------------------
       (Address of principal executive offices)                     (Zip code)

                                Carl C. Peterson

Parkway Advisors, L.P.        6550 Directors Parkway        Abilene, Texas 79606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (325) 698-3868
                                                     ---------------------------

Date of fiscal year end:         August 31, 2007
                          ---------------------------------------------

Date of reporting period:        August 31, 2007
                          ---------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.



                                MONTEAGLE FUNDS

                               Fixed Income Fund
                              Quality Growth Fund
                             Large Cap Growth Fund
                               Select Value Fund
                                   Value Fund

                                 ANNUAL REPORT
                                AUGUST 31, 2007


                                                                      [logo]
                                                                 MONTEAGLE FUNDS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

LETTER FROM THE PRESIDENT..................................................... 3

A DISCUSSION OF FUND PERFORMANCE.............................................. 4

SUPPLEMENTARY PORTFOLIO INFORMATION...........................................26

FINANCIAL STATEMENTS OF THE MONTEAGLE FUNDS

Schedule of Investments:

   Fixed Income Fund..........................................................31

   Quality Growth Fund........................................................35

   Large Cap Growth Fund......................................................39

   Select Value Fund..........................................................42

   Value Fund.................................................................45

Statements of Assets and Liabilities..........................................48

Statements of Operations......................................................49

Statements of Changes in Net Assets ..........................................50

Financial Highlights..........................................................55

Notes to Financial Statements.................................................60

Report of Independent Registered Public Accounting Firm.......................69

Other Information.............................................................70

Federal Tax Information.......................................................70

About Your Fund's Expenses....................................................71

Trustees and Officers of the Trust............................................74

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholder:

Welcome to Monteagle Funds! For those who are new to the fund family, thank you for becoming part of the family. If you are a long time investor in the fund family, thank you for allowing us to continue serving your investment needs.

The Monteagle Funds trust has five series of investment offerings for your investment needs: the Monteagle Fixed Income Fund (MFHRX), the Monteagle Quality Growth Fund (MFGIX), the Monteagle Large Cap Growth Fund (MEHRX), the Monteagle Select Value Fund (MVEIX) and the Monteagle Value Fund (MVRGX). Before you make an investment in one of our funds, I encourage you to visit our website, www.monteaglefunds.com, and review a prospectus of the fund you are interested in and review our other public informational filings to determine if the fund is suitable for your investment needs.

The annual report of the Monteagle Funds for the twelve month period ended August 31, 2007 is presented in the following pages. Please take time to read the report as it contains important information about Monteagle Funds, including the investment advisers' reports discussing items such as the performance and the factors that influenced the performance, the investment approach and the current investment strategy for each Fund. The audited financial statements with footnotes and information about the Funds' Trustees and Officers are also included.

Over the last twelve months, we have continued to see a familiar story in the U.S. economy. We have seen the Federal Reserve raise short-term interest rates to stem inflation only to then cut short-term rates to deal with a market liquidity concern related to the subprime mortgage market crisis. Major equity indices have reached new all-time highs based on strong corporate earnings and a strong global economy only to see them decline from those new highs on fears of a slowing global economy and the subprime mortgage market crisis. Oil prices have recently reached new highs on concerns of global supply shortage fears due to the rapidly expanding global economy, while seeing our own domestic economic growth rate slow down. Also in 2008, our country will elect a new President which will impact the markets positively or negatively depending on the perspective of each party toward taxes and the effects tax rates have on corporations and individuals. Our fund managers are aware of these issues and are focused on managing each fund within their respective styles and strategies to take advantage of the market opportunities that these market dynamics create.

Monteagle Funds is committed to providing you with a fund family that you can be proud to own. We strive to help you achieve your investment goals with our fund offerings. If you have any questions about our Funds or their investment styles, please give me a call. Also, if you have any investment needs we do not currently provide a solution for, give me your suggestions. I want to answer your questions and I want to work to provide you with investment options you can and will use. Thank you for choosing Monteagle Funds.

Sincerely,

Carl C. Peterson
President

--------------------------------------------------------------------------------
MONTEAGLE FIXED INCOME FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the year ended August 31, 2007, the Fund had a total return of 4.68 percent. For the quarter ended August 31, 2007, the Fund had a total return of 1.76 percent; and for the six months ended August 31, 2007, the Fund had a total return of 1.98 percent. The Lehman Brothers Intermediate Government/Credit Index had relative returns of 5.54 percent, 2.19 percent, and 2.19 percent respectively. For each of the reported periods above, the Fund underperformed the Intermediate index; however, the Fund's assets are well positioned for the uncertain and volatile market we expect to face in the coming year. The Fund's net asset value per share as of August 31, 2007 was $9.96 versus $9.91 at August 31, 2006.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The investment objective of the Fund is total return. The Fund seeks to achieve its objective of total return through price appreciation and interest income on the bonds and other securities held.

The Fund invests in investment grade intermediate term fixed income securities maintaining an average maturity of bonds and notes (on a dollar weighted basis) generally between three and eight years. Securities purchased by the Fund are high quality; specifically at least rated Aa or higher by Moody's Investors Service, Inc. or AA or higher by Standard and Poor's Ratings Group for municipal bonds and A or higher by Moody's Investors Service, Inc. or A or higher by Standard and Poor's Ratings Group for corporate bonds. Under normal circumstances, the Fund will invest at least 80 percent of its assets in fixed income securities, including U.S. government securities, securities issued by agencies of the U.S government, mortgaged-backed (and similar securities), taxable municipal bonds and corporate debt securities but no more than 70 percent in any one category.

The Fund's portfolio is actively managed and, based on an assessment of market conditions, the average maturity of the portfolio may be lengthened or shortened in an effort to maximize total return. Furthermore, the Fund's portfolio holdings may vary across market sectors in order to maximize total return within the scope of permitted investments defined by the Fund's prospectus. The Fund may achieve capital appreciation by owning bonds of longer duration (maturity) when interest rates are declining, and by owning bonds of shorter duration (maturity) when interest rates are rising; seeking to protect against large capital depreciation. For this purpose, the Fund uses a proprietary "Bond Market Watch" model to evaluate macroeconomic indicators and, based on this evaluation, attempt to anticipate interest rate changes.

In addition, the Fund may achieve capital (price) appreciation if the credit quality of corporate and municipal bonds improves; making the associated scheduled interest payments more certain, thereby creating greater demand for such bonds. The Fund may also achieve increased interest income by purchasing bonds that have associated call options that are exercisable by the issuer of these securities. In exchange for issuing securities that give the issuer the right to refund the par value prior to the stated maturity, the issuer must compensate potential buyers of these securities with higher interest payments. Based on the adviser's assessment of the value of the associated option inherent with these securities, the Fund may overweight its holdings of these securities,

--------------------------------------------------------------------------------
MONTEAGLE FIXED INCOME FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

namely callable Government Agency bonds or mortgage-backed securities. These securities may be less sensitive to moderate increases or decreases in the general level of interest rates. Therefore, the associated capital appreciation or depreciation of these securities may also be limited, helping to preserve capital.

WHAT INFLUENCED THE FUND'S PERFORMANCE?

During the twelve months ended August 31, 2007, the Fund realized its best annual performance since 2002. Over the past year the major factors contributing to lower interest rates and higher prices for most fixed income securities were:

o Stable monetary policy (no further increases in Fed Funds rate by the Federal Reserve Bank)

o Stable to slightly decreasing inflation readings and lower future inflation expectations

o Slower economic growth primarily due to the effects of housing and housing related industries (including financial institutions)

o Financial markets crisis which caused concern about liquidity, credit risk, and lack of transparency in the securitized asset market for mortgages and other asset-backed securities.

The first quarter, ended on November 30, 2006 of the Fund's fiscal year, saw the Federal Open Market Committee (FOMC), the monetary policy making group of the Federal Reserve Board, meet twice on September 20, and October 25. Both meetings resulted in no change to the Federal Funds target rate of 5.25 percent. While the committee still believed that there were some moderate risks of inflation, it felt that economic growth in the near term would be moderate, thereby keeping inflation from accelerating further. The bond market reacted positively to the prospects of stable short-term rates and no significant risk of inflation reaccelerating. As a result, we saw little or no change in very short-term rates (three and six month) and a decrease in longer-term rates by approximately thirty basis points (0.3 percent). The ten-year Treasury note started at a yield of 4.73 percent on September 1, 2006 and ended the quarter at 4.46 percent. The lower long-term interest rates combined with steady short-term rates produced a more pronounced inversion of the yield curve (short rates higher than long rates). As we have mentioned in the past, inversion of the Treasury yield curve is not a common occurrence. There have been only three inversions of the curve since 1977 prior to this current one. The market perception of an inverted yield curve is that it precedes a significant economic slowdown and may be accompanied by an eventual economic recession. However, it is not prudent to base the predictive ability of a yield curve inversion on such a small number of occurrences and so we remained cautious on the implications of an inverted yield curve.

Economic measurements during the quarter supported the market's belief that monetary policy would be neutral in the months ahead. Annualized CPI (Consumer Price Index) ex-food and energy was approximately 2.0 percent and PCE (Personal Consumption Expenditures) ex-food and energy, 2.4 percent annualized. While both readings were at the higher end of the Federal Reserve Board's acceptable range, they were steady to moderately decreasing over time which had a positive effect on the bond market. Measurements of economic growth may have been the leading factors in decreasing inflation expectations. GDP (Gross Domestic Product) for the quarter

--------------------------------------------------------------------------------
MONTEAGLE FIXED INCOME FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

was projected at an annualized rate of 2.2 percent, somewhat more moderate than the 2.6 percent growth rate experienced in the previous quarter. Finally, the housing market, as measured by new home sales and existing home sales, showed negative trends month over month which gave the bond market more reason to believe that the Federal Reserve would maintain a stable monetary policy in hopes of preventing the "housing recession" from spreading to the rest of the economy.

The Fund's performance was positive (1.72 percent) for the first quarter ended November 30, 2006 as were many fixed income funds. Because of the continued inversion of the yield curve, the best performers were bonds of longer maturity. However, as the Fund's investment adviser, we believe that extending the maturity structure of the Fund's portfolio while the yield curve is inverted is not commensurate with the possible risk of underperformance when the yield curve returns to normal (short rates lower than long rates). Also, given the Federal Reserve's official view that there is a greater risk of inflation rather than slow economic growth to the economy we remained neutral to our benchmark maturity target.

The second fiscal quarter ended February 28, 2007 continued to see Federal Reserve monetary policy on hold with a bias toward a risk of inflation. The FOMC met twice; December 12, and January 31 and both times there was no change to the Federal Funds target rate of 5.25 percent. There was little change in interest rates over the quarter with the yield curve becoming a bit less inverted. The ten-year Treasury note started at a yield of 4.46 percent on December 1, 2006 and ended the quarter at 4.57 percent. Unlike the first quarter, the worst performing sectors of the bond market were bonds of longer maturity. The best performing sectors were bonds of intermediate maturity (one to ten years). The Fund's performance in the second quarter was good and close to that of our target benchmark (Lehman Brothers Intermediate Government/Credit Index) - 0.91 percent versus 1.01 percent. Perhaps the biggest contributor to second quarter performance was the stock market correction in February. As the equity market lost value, many investors turned to the "safety" of bonds. This event triggered the biggest one day drop in bond yields on the ten-year Treasury note since June of 2005.

Inflation expectations in the quarter were steady to improving (decreasing). Annualized CPI ex-food and energy was approximately 2.0 percent and PCE ex-food and energy actually moderated from the previous quarter to approximately 1.6 percent. Economic activity picked up in the second quarter, which led some to believe that the FOMC may not be through with tightening monetary policy. There were more new jobs created in the quarter than were expected. Sales of new and existing homes were also better than expected as well as strong retail sales. While this positive economic news is good for the economy, it should not have been positive news for the bond market, but as mentioned, the stock market correction helped bond performance once again.

The Fund's performance for the last six months of the fiscal year ended August 31, 2007 was positive, increasing 1.98 percent compared to a 2.19 percent increase by the Lehman Intermediate Government/Credit Index. The best performing sectors were Treasury and Government related securities in the intermediate and short maturity ranges of the yield curve. The worst performing sectors were corporate bonds of long maturity, especially in the financial services sector and asset-backed securities. These sectors not only underperformed the higher quality sectors of the bond market, but actually had significant negative returns.

--------------------------------------------------------------------------------
MONTEAGLE FIXED INCOME FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The biggest contributor to the relative performance in the second half of the year was the well publicized problems related to the credit markets, housing prices, subprime mortgages, and the lack of liquidity for some of these securities. The financial markets problem we experienced this past summer was a significant event that culminated in a "disruption" of the capital markets which required the Federal Reserve Bank to intervene and provide liquidity to the banking system. The problems did not just merely appear but rather were a culmination of years of low interest rates, demand for higher asset yields, and poor underwriting standards for mortgage loans. Perhaps the consumer sector that showed the biggest growth as a direct result of low borrowing costs was housing. Housing prices in many areas of the country increased dramatically over the last four years, not so much because there was a scarcity of new or existing homes, but rather because demand was driven by low mortgage rates and home equity lines of credit. Consumers found buying a home (or two) much more affordable. Speculation on real estate values also contributed to increased demand for mortgage loans. All of the money available to lend did not find its way to creditworthy borrowers. The problems of the "marginal" or subprime borrower have been well publicized and need not be repeated here. However, what is important to mention is that a great many of these loans found their way into the capital markets as securities where investors looking for higher yields in a low interest rate environment were eager to buy them. What could be better than finding a high yielding AAA rated security? The answer is nothing, provided that the funding machine for this market sector does not break down. We all now know that AAA rated securities are not riskless. The rating system does not take into consideration interest rate risk or liquidity risk. It is precisely the breaking down of the funding machine that created this crisis and caused many investors to rethink their notion of risk. The Fund benefited directly from this crisis by being invested in high quality bonds. The Fund does not own Collateralized Debt Obligations (CDO) nor does it own any subprime mortgages. As the Fund's adviser, we believe that liquidity and pricing transparency are very important to the Fund's shareholders. We have not been tempted over the last four years to purchase assets of questionable liquidity to increase overall portfolio yields. We were accurate in identifying the heightened risk associated with the corporate bonds. Over the last year we have reduced our corporate bond holdings, particularly those in the broker/dealer sector of financial services. We have increased our holdings of government agencies and have kept the maturity structure of the Fund's portfolio neutral in anticipation of the yield curve returning to its normal shape.

The second half of the year also saw the yield curve return to its normal shape, short-rates lower than long-rates. This return to normalcy was directly attributable to the disruption in the capital markets. The market expected that the Federal Reserve Bank would have to lower the Fed Funds target rate in the near future to avoid the risk of a system-wide financial crisis. As a result of this expectation, short-term interest rates were between 0.5 percent and one percent lower at the end of August than they were at the end of February. The ten-year Treasury note began the second half of the year at 4.55 percent on March 1 and ended at 4.53 percent on August 31.

--------------------------------------------------------------------------------
MONTEAGLE FIXED INCOME FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

WHAT IS THE FUND'S STRATEGY?

The Fund will continue to invest in high quality intermediate term fixed income securities generally between three and eight years in maturity. The Fund will continue to monitor economic conditions through the use of a proprietary model in an attempt to anticipate interest rate changes and lengthen or shorten the duration of the Fund's portfolio of securities to maximize total return with minimal risk. In seeking to maximize total return, the Fund will also actively manage portfolio holdings across market sectors within the scope of permitted investments as defined in the Fund's prospectus.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, ARE AVAILABLE BY CALLING 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund's prospectuses contain this and other important information. To obtain a copy of the Fund's prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser's current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

--------------------------------------------------------------------------------
MONTEAGLE FIXED INCOME FUND
PERFORMANCE
AUGUST 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                IN THE MONTEAGLE FIXED INCOME FUND AND THE LEHMAN
               BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX

                              [LINE GRAPH OMITTED]

                          Monteagle Fixed       Lehman Brothers Intermediate
                            Income Fund         U.S. Government/Credit Index
12/20/99                      $  10,000                 $  10,000
02/29/00                         10,004                    10,040
08/31/00                         10,464                    10,517
02/28/01                         11,425                    11,292
08/31/01                         11,852                    11,809
02/28/02                         12,207                    12,150
08/31/02                         12,800                    12,724
02/28/03                         13,251                    13,356
08/31/03                         13,192                    13,392
02/29/04                         13,661                    13,970
08/31/04                         13,653                    14,070
02/28/05                         13,633                    14,106
08/31/05                         13,889                    14,429
02/28/06                         13,793                    14,388
08/31/06                         13,999                    14,698
02/28/07                         14,369                    15,179
08/31/07                         14,654                    15,512

Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (a)
                       (for periods ended August 31, 2007)
                                                              Since
                                      1 Year     5 Years   Inception(b)
                                     ---------  ---------  ------------
Monteagle Fixed Income Fund            4.68%       2.74%      5.09%
Lehman Brothers Intermediate
  U.S. Government/Credit Bond Index    5.54%       4.04%      5.87%
--------------------------------------------------------------------------------

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (December 20, 1999) through August 31, 2007.

--------------------------------------------------------------------------------
MONTEAGLE QUALITY GROWTH FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the twelve months ended August 31, 2007, the Fund reported a total return of
14.06 percent. The S&P 500 Index and the Russell 1000 Growth Index, the Fund's two benchmarks, had total returns of 15.13 percent and 17.70 percent, respectively, for the same period. The Fund's net asset value as of August 31, 2007 was $8.84 versus $7.75 at August 31, 2006.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The Fund utilizes a growth style, investing in primarily domestic, high quality companies believed to have above-average sustainable and/or accelerating growth with an ability to exceed earnings expectations over time. The underlying belief is that high quality companies outperform over time with less risk. Various quality rankings and other metrics which demonstrate quality, including earnings consistency, are evaluated carefully before a stock is added to the portfolio. The Fund employs a proprietary screening process and bottom-up work to construct portfolios. However, portfolio constraints are established to ensure sufficient diversification by sector as well as by market capitalization. The underlying belief is that diversification provides for greater control of risk in the portfolio, while allowing freedom in individual stock selection. The screening process is designed to identify stocks with rising expectations, as the Fund looks to invest in securities whose growth potential is generally underestimated by the market. Holdings generally have a market capitalization of at least $2 billion, with about 65 percent to 75 percent of the portfolio in stocks of over $18 billion.

Compared to the S&P 500 Index, the portfolio will typically have a lower dividend yield, a higher price/earnings ratio and a higher expected earnings growth rate

WHAT INFLUENCED THE FUND'S  PERFORMANCE?

During the year ended August 31, 2007, the Fund was affected by a variety of market dynamics including high oil and commodity prices, anticipation related to the direction and timing of changes in the Federal Reserve rate, the continued deterioration of the domestic housing market, and a notable step-up in M&A and private equity takeout activity. This latter dynamic proved particularly meaningful as it caused investors to rotate towards lower quality takeout candidates at the expense of the higher quality companies which continued to deliver solid earnings growth and make up the bulk of the Fund's portfolio.

Over the course of the fiscal year, there were strong signs of reversal in some of the prevalent themes that have been in place for the past few years, most notably in regard to "growth vs. value" and "large vs. small." For the twelve months ended August 31, 2007, growth stocks as measured by the Russell 1000 Growth Index were up 17.7 percent compared to a 12.9 percent advance in value stocks as measured the Russell 1000 Value Index. For the same period, large stocks as measured by the Russell Top 200 Index advanced 15.0 percent compared to the 11.4 percent delivered by small stocks as measured by the Russell 2000 Index. In each case, there has been several years of dominance by the latter driven by the strong domestic economy's positive impact on commodity and cyclical stocks and investors' increased appetite for taking on risk. However, as there have been growing signs of economic slowdown and increasing uncertainty as to the future impact of

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MONTEAGLE QUALITY GROWTH FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

rising defaults within the ranks of the various new classes of mortgages that had been the driving force behind the housing market, leadership has been slowly rotating towards larger cap growth stocks better positioned to deliver earnings growth in a tougher domestic environment.

With regards to "high quality vs. low quality," though low quality stocks led over the full fiscal year, the final two months (July and August) did see the beginning of a rotation towards high quality. Investors finally seemed to be less inclined to chase risk and more inclined to move toward the greater stability of higher quality stocks as market volatility increased meaningfully from recent low levels. Given the uncertain outlook regarding the strength of the economy and further impact from the deteriorating housing and subprime markets, the pieces appear to be in place to at least level the playing field between high quality and low quality stocks as we move into the new fiscal year.

During the first six months of the fiscal year just ended, the stock market advanced steadily as a ramp up in M&A and private equity activity provided extra fuel for a move to higher levels. During this run, small cap and lower quality stocks led the way and the best performing sectors were the Materials, Consumer Discretion, and Telecommunications sectors. Each of these sectors was the source of multiple takeout targets during the period.

For the six month period ended February 28, 2007, the Fund's portfolio underperformed when compared to both the Russell 1000 Growth Index and the S&P 500 Index. The headwind created by the outperformance of lower quality stocks proved difficult to overcome given the high quality profile of the portfolio. The portfolio did experience strong relative performance from holdings within Industrials and Telecommunications. However, this was not enough to offset the negative impact from an overweight in the underperforming energy sector and the underperformance of high quality holdings within Consumer Discretion, Consumer Staples, and Information Technology.

During this six month period, stocks that significantly contributed positively to returns were Intercontinental Exchange (electronic commodities exchange, up 86 percent), Precision Castparts (forged products, up 56 percent), and Cognizant Tech Solutions (offshore IT outsourcing, up 29 percent). Significant negative contributors included Micron Technology (memory chips, down 36 percent), Christopher & Banks (apparel retail, down 35 percent), and Pfizer (pharmaceuticals, down 8 percent).

The second half of the fiscal year began much as the first half ended with the market advancing higher on the back of continued private equity activity and strong corporate earnings results for the June quarter. However, this advance, which culminated with the S&P 500 Index taking out the prior all-time high set in early 2000, was interrupted in late July as the credit markets tightened significantly amid rising subprime mortgage defaults and warnings from various financial institutions around the globe concerning the likely negative impact from holdings in securities with underlying exposure to subprime loans. As credit availability dried up, private equity takeout activity came to a stand still, and market volatility rose dramatically from recent historical lows. The equity market gave back all of 2007's gains before rallying again in late August as it became increasingly apparent that the Fed would step in to help stabilize both the economy and the capital markets by lowering the Fed Funds rate for the first time since early 2003.

--------------------------------------------------------------------------------
MONTEAGLE QUALITY GROWTH FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

As the tone changed over this six month period and focus shifted towards the slowing economy and the resulting impact on corporate earnings, larger cap stocks outperformed small cap and traditional growth stocks led relative to value. The best performing sectors of the market were Energy, Information Technology, and Industrials. Higher oil prices powered energy names higher while IT and Industrials benefited from steadier growth prospects and less exposure to weakening consumer spending.

For the six month period ended August 31, 2007, the Fund's portfolio outperformed both the Russell 1000 Growth Index and the S&P Index 500. Though the change in the market environment was indeed beneficial to the higher quality companies held in the portfolio, the primary driver of strong relative performance during this period was the strong earnings results delivered by portfolio holdings relative to investors' expectations. Relative performance was particularly strong in Consumer Discretion, Materials, Financials, and Industrials while holdings within Information Technology and Consumer Staples lagged during the period.

During this six month period, stocks that significantly contributed to returns were GameStop (electronic game retailer, up 91 percent), Precision Castparts (forged products, up 43 percent), and Cameron International (oilfield equipment, up 43 percent). Significant negative contributors included Network Appliance (data storage, down 28 percent), Collective Brands (apparel/shoe retailer, down 28 percent), and Cognizant Tech Solutions (offshore IT outsourcing, down 18 percent).

WHAT IS THE FUND'S STRATEGY?

The Fund will continue to focus on maintaining a diversified portfolio of high quality companies delivering sustainable above-market earnings growth as well as companies poised to experience meaningful acceleration in earnings growth relative to expectations. The Fund's adviser believes the companies that can exceed expectations in the form of positive earnings surprises will be well rewarded in the current investment environment.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, ARE AVAILABLE BY CALLING 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund's prospectuses contain this and other important information. To obtain a copy of the Fund's prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser's current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

--------------------------------------------------------------------------------
MONTEAGLE QUALITY GROWTH FUND
PERFORMANCE
AUGUST 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
             IN THE MONTEAGLE QUALITY GROWTH FUND, THE S&P 500 INDEX
                        AND THE RUSSELL 1000 GROWTH INDEX

                              [LINE GRAPH OMITTED]

                     Monteagle Quality            S&P 500         Russell 1000
                        Growth Fund                Index          Growth Index
03/30/98               $  10,000               $  10,000          $  10,000
08/31/98                   9,111                   8,808              8,902
02/28/99                  12,360                  11,476             12,275
08/31/99                  13,048                  12,316             13,204
02/29/00                  15,246                  12,822             16,171
08/31/00                  16,607                  14,326             17,621
02/28/01                  12,928                  11,771             11,138
08/31/01                  11,724                  10,832              9,635
02/28/02                  11,770                  10,651              9,402
08/31/02                   9,770                   8,883              7,499
02/28/03                   9,124                   8,235              6,994
08/31/03                  10,699                   9,955              8,554
02/29/04                  11,484                  11,407              9,595
08/31/04                  10,699                  11,095              9,012
02/28/05                  11,597                  12,203              9,703
08/31/05                  11,849                  12,488             10,106
02/28/06                  12,389                  13,228             10,622
08/31/06                  11,957                  13,597             10,478
02/28/07                  12,620                  14,812             11,477
08/31/07                  13,639                  15,655             12,333

                       Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (a)
                       (for periods ended August 31, 2007)

                                                                      Since
                                               1 Year     5 Years   Inception(b)
                                             ----------  ---------  ------------
       Monteagle Quality Growth Fund            14.06%     6.90%        3.35%
       S&P 500 Index                            15.13%    12.00%        4.87%
       Russell 1000 Growth Index                17.70%    10.46%        2.25%
--------------------------------------------------------------------------------

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (March 30, 1998) through August 31, 2007.

--------------------------------------------------------------------------------
MONTEAGLE LARGE CAP GROWTH FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the year ended August 31, 2007, the Fund reported a total return of 19.60 percent. The S&P 500 Index gained 15.13 percent and the Russell 1000 Growth
Index was up 17.70 percent during the same time frame. The Fund's net asset value per share as of August 31, 2007 was $7.20 versus $6.02 as of August 31, 2006.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The Fund's investment philosophy is that high quality growing companies outperform broad market indices over full market cycles. Companies are identified using a strict application of a combined quantitative and qualitative strategy. The quantitative strategy screens the universe of larger capitalization companies (over $5 billion market capitalization) for stable, above market earnings growth, above market return on equity and attractive relative valuation. Companies meeting the quantitative criteria are then further analyzed for the characteristics of high quality companies, including superiority in management, products, distribution, access to markets and business plan implementation. The Fund typically holds between 25 and 35 securities and holdings are diversified to include no more than two times the S&P 500's weighting for any particular sector. Holdings are generally equally weighted, and are trimmed back when a position size exceeds six percent of the total portfolio.

WHAT INFLUENCED THE FUND'S PERFORMANCE?

In the one-year period ended August 31, 2007, the Fund benefited from strong performance in a number of sectors, including Technology, Consumer Discretionary, Financial, Industrials, Energy and Telecommunications. Within Technology, Apple Inc. contributed the most to the performance in the one-year period, gaining 104%. Strong performance was also shown by network equipment maker Cisco and search engine Google, gaining 45% and 36%, respectively. Despite concerns about potential slowdowns in consumer spending, the companies held by the Fund within this sector showed very strong gains in the one-year period. Leading the way was navigation device maker Garmin, gaining 122% in the one-year period ending in August. Coach, maker of higher end handbags and accessories, also contributed to the strong performance, gaining 47% in the period. Continuing a trend from last year, the Health Care sector was a laggard in performance over the one-year period. Weak performance from biotech Amgen (down 26%) and pharmaceutical AstraZeneca (down 22%) dragged down stronger performance from faster growing Health Care companies like Gilead Sciences, which gained 15% in the period.

Amid concerns of a housing slump, rising energy prices and slowing economic growth, the stock market has been remarkably resilient during the year ended August 31, 2007. This time period has also seen a very positive environment for the fast growing, high quality companies in which the Fund invests.

The period started on a positive note as economic growth in the fourth quarter of 2006 remained steady (Gross Domestic Product, +2.1 percent) against the backdrop of seasonally falling oil prices. The price of a barrel of oil fell from over $75 in August 2006 to around $50 in early 2007. The Fund's net asset value per share recovered from its 2006 lows to rise from $6.02 to $6.66 by December 31, 2006, an increase of 10.6 percent.

--------------------------------------------------------------------------------
MONTEAGLE LARGE CAP GROWTH FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The primary market event of the first quarter of 2007 was the sharp sell off in worldwide equity markets on February 27, 2007. The day started with an unexpected nine percent tumble in the Shanghai Index, followed by 3.5 percent drop in the S&P 500, the thirty-first worst day in market history. The volatility that day was exacerbated when a computer error caused an instantaneous 200 point drop for the Dow Jones Industrial Average.

Adding to further investor concern was the growing awareness of the extent of the "subprime" mortgage crisis, marked by the announcement on March 8, 2007 by New Century Financial, then the nation's second leading subprime lender, that it would stop making loans. The company would file for bankruptcy April 2, 2007.

Despite the evidence of expanding damage to the housing markets, the stock market rallied from its March lows and continued towards new all-time highs. By July 19, 2007, the Dow Jones Industrial Average Index closed above 14,000 for the first time in its history.

Market turmoil began in earnest in late July as the effects of the subprime mess began to be felt on Wall Street. On August 1, 2007, two Bear Stearns hedge funds, heavily invested in subprime mortgage instruments, announced bankruptcy and the stock indices began to decline in earnest. By August 16th, all three major stock indexes were 10 percent lower than their July peaks, the traditional indicator of a market correction.

On August 17, 2007, the Federal Open Markets Committee (FOMC) moved to cut the discount rate by 50 basis points, sparking a market rally. A 50 basis point cut in the Federal Funds rate followed on September 18, 2007 allowing the stock markets to continue its recovery from most of the damage that occurred during the July-August period.

WHAT IS THE FUND'S STRATEGY?

The Fund's primary strategy is to focus on quality companies with the best long-term growth prospects. Although "value" investment styles have outperformed "growth" investment styles from 2000 through the end of 2006, year-to-date 2007 growth is finally outperforming value.

We believe that it may finally be the time for growth investment strategies. Traditionally, growth investing has done relatively well in times when overall corporate profit growth begins to slow, as it appears to be currently. For the initial period of corporate earnings recovery (2003 through 2006), investors tend to buy cyclical companies with lower valuations. During this time, there is no perceived advantage to companies with consistent, above-average earnings growth. However, as overall corporate profits slow, investors tend to gravitate towards companies with proven abilities to maintain above-average profit growth.

It's hard to say what the markets have in store for the remainder of 2007 and beyond. After several years of below average market volatility, 2007 has seen a return to days of significant market swings. August 2007 experienced twelve trading days where the S&P 500 Index was up or down more than one percent. With the full impact of the subprime crisis perhaps yet to be seen, we expect uncertainty but remain encouraged since the valuations of companies, especially growth companies, remain well below 2000 highs. In fact, if the S&P 500 Index currently had the same P/E ratio as it did in March 2000, the S&P 500 Index would be 69 percent higher than its current

--------------------------------------------------------------------------------
MONTEAGLE  LARGE CAP GROWTH FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

level. Moreover, in the one year periods which followed the 7 separate "first rate cuts" by the Fed since 1985, the market has gained an average of 13.7 percent per year. Because of this and the current compelling valuations, we remain optimistic.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, ARE AVAILABLE BY CALLING 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund's prospectuses contain this and other important information. To obtain a copy of the Fund's prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser's current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

--------------------------------------------------------------------------------
MONTEAGLE LARGE CAP GROWTH FUND
PERFORMANCE
AUGUST 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MONTEAGLE LARGE CAP GROWTH FUND AND THE S&P 500 INDEX

                              [LINE GRAPH OMITTED]

                                       Monteagle
                                       Large Cap                 S&P 500
                                      Growth Fund                 Index
01/18/00                             $  10,000                $  10,000
02/29/00                                 9,430                    9,404
08/31/00                                 9,920                   10,507
02/28/01                                 7,562                    8,633
08/31/01                                 6,702                    7,944
02/28/02                                 6,042                    7,812
08/31/02                                 4,622                    6,515
02/28/03                                 4,221                    6,040
08/31/03                                 4,992*                   7,301
2/29/2004                                5,615                    8,366
8/31/2004                                5,435                    8,137
2/28/2005                                5,876                    8,950
8/31/2005                                6,276                    9,159
2/28/2006                                6,897                    9,702
8/31/2006                                6,026                    9,973
2/28/2007                                6,596                   10,863
8/31/2007                                7,207                   11,482


Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (a)
                       (for periods ended August 31, 2007)


                                                                Since
                                        1 Year     5 Years   Inception(b)
                                      ----------  ---------  ------------
Monteagle Large Cap Growth Fund          19.60%       9.29%     (4.21%)
S&P 500 Index                            15.13%      12.00%      1.83%
--------------------------------------------------------------------------------

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (January 18, 2000) through August 31, 2007.

* Northstar Capital Management became the sub-advisor to the Fund on September 1, 2003. The average annual total return for the period September 1, 2003 through August 31, 2007 was 9.62%

--------------------------------------------------------------------------------
MONTEAGLE SELECT VALUE FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the year ended August 31, 2007, the Fund had a total return of 15.21 percent. The S&P 500 Index had a total return of 15.13 percent for the same period. The Fund's net asset value per share as of August 31, 2007 is $15.67 versus $14.02 at August 31, 2006.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The Fund's investment goal is long-term capital appreciation. The Fund uses a "value investing" style by investing under normal circumstances at least 80 percent of its assets in common stock of domestic companies believed to be under-priced relative to comparable securities determined by price-to-earnings ratios, cash flows or other measures. The Fund's adviser predominately utilizes a reversion-to-the-mean strategy on stock selection in order to achieve its results rather than trying to time market fluctuations. The adviser limits the pool of stocks to consider for purchase to only those equities in the S&P 500 Index. In selecting stocks, the Fund's adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels. Additionally, the Fund will typically hold between 40 and 60 equities and diversify its holdings across numerous industries, generally limiting issues in any one industry to five securities or less. The Fund seeks to maintain a minimum average weighted market capitalization of $5 billion.

Value stocks are broadly defined as equities which have a price-to-earnings ratio and a price-to-book ratio less than the relative market average with dividends tending to be higher than the relative market average. Also, value stocks tend to have a beta (a measure of the stocks price volatility relative to the overall market, i.e. the S&P 500) less than 1.0.

WHAT INFLUENCED THE FUND'S PERFORMANCE?

During the twelve months ended August 31, 2007, the Fund's performance was affected by various world and domestic concerns including high oil and commodity prices, Federal funds rate activity, a dramatic decline in the domestic housing market and the realization of a sub-prime mortgage market breakdown, private equity acquisition activity of companies in the S&P 500 Index and the growing signs of a slowing U.S. economy. During the period, the equity markets reached new all-time highs for the Dow Jones Industrial Average and the S&P 500 Indexes, only to be followed by significant declines in the indices precipitated by sharp sell-offs of worldwide equity markets and the realization of a sub-prime mortgage crisis. The Federal Open Markets Committee of the Federal Reserve continued raising the Fed Funds rate to protect against higher inflation but then cut rates allowing the equity markets to recover from the sub-prime mortgage woes in the second half of the year. These factors contributed to a market environment that proved difficult given the Fund given its focus of a "value style, reversion-to-the-mean" strategy which typically thrives in a growing economic environment.

In the calendar quarter ended September 30, 2006, the stock markets closed out the quarter with a nice positive performance in the major indices with the Dow Jones Industrial Average rising 5.34 percent, the NASDAQ composite increasing
4.15 percent and the S&P 500 Index gaining 5.66 percent. Investor uncertainty remains regarding the Federal Reserve and the direction of interest rates. Also, investors continued to focus on the volatile oil prices and its varying affect on their

--------------------------------------------------------------------------------
MONTEAGLE   SELECT  VALUE  FUND
A  DISCUSSION  OF  FUND  PERFORMANCE (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

discretionary spending dollars as oil reached a high in the quarter just under $80 and dropped to just under $63 by the end of the quarter. The continued positive corporate earnings were intact as companies continued to improve their bottom lines despite the higher energy and commodity prices. The U.S. economy as measured by the Gross Domestic Product (GDP), a measure of how well the domestic economy is growing, continued its positive upward growth but at a slowing rate compared to the strong 5.6 percent in the first quarter of 2006. Along with the positive economy, employment in U.S. businesses grew with the unemployment rate falling to 4.6 percent.

The Fund's portfolio performance was positively affected by its stock picks in the Financial, Consumer Staples and Telecommunications sectors and negatively affected by its stock picks in the Health Care and Consumer Discretionary sectors. Some of the best performing securities in the portfolio were AT&T, Symbol Technologies and Merck while Alcoa, Brunswick and UPS were some of the worst performers in the portfolio during the quarter. Also, positively affecting the Fund was the disposal of the remaining three Energy stocks in the third quarter. During the quarter, new investments were added in the Materials, Information Technology, Consumer Discretionary, Health Care, Industrial and Materials sectors while other purchases were made in existing holdings to average-into positions. The Fund continued to be broadly allocated across many sectors of the S&P 500 Index except the Fund has no investments in the Energy or Utility Sectors as of September 30, 2006.

In the calendar quarter ended December 31, 2006, the stock markets closed out the fourth quarter with a nice positive performance in the major indices with the Dow Jones Industrial Average rising 7.37 percent the NASDAQ increasing 7.15 percent and the S&P 500 Index gaining 6.69 percent. Investor worries about higher interest rates were eased with the FOMC leaving interest rates unchanged during the quarter until clearer signs of inflation emerge or economic growth slows too much. GDP grew a strong 5.6 percent in the first calendar quarter of 2006 with a 2.6 percent and 2.0 percent growth rate for the second and third calendar quarters, respectively. The stock markets were benefited by a continuing decline in price of a barrel of oil during the quarter. With the stable interest rate and moderately lower energy prices, the markets turned their attention to the consumer and the expectation of the holiday spending outlook. Also, the effects of regulation and the Sarbanes Oxley compliance rules contributed to the higher merger and acquisition business during the quarter, with large hedge funds making bids on public companies expecting to take the company private after acquisition. The stock market's rise in the quarter was also fueled by anticipated positive corporate earnings.

The Fund's portfolio performance was positively affected by its stock picks in the Consumer Discretionary, Financials and Information Technology sectors and negatively affected by its stock picks in the Materials sector as compared to the S&P 500 Index. Some of the best performing securities in the portfolio were Clear Channel Communications, Citigroup and IBM while International Paper was one of the worst performers in the portfolio during the quarter. Also positively affecting the Fund was the purchase of three Energy sector stocks in the calendar fourth quarter after a significant sell-off in the Energy sector. New investments were added in the Materials and Information Technology sectors adding Qualcomm and Louisiana Pacific to the portfolio. The Fund continues to be broadly allocated across many sectors of the Index except

--------------------------------------------------------------------------------
MONTEAGLE SELECT VALUE FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

the Fund was under weight in the Energy and Telecommunication sectors and did not have any exposure to the Utility Sector as of December 31, 2006.

During the quarter ended February 28, 2007, the Fund's portfolio performance was positively affected by its stock picks in the Financial, Energy, Information Technology and Consumer Staples sectors and negatively affected by its stock picks in the Information Technology, Industrial and Health Care sectors. Some of the best performing securities in the portfolio were Bank of New York, Walgreen Company, Qualcomm, Valero Energy and Dow Chemical while Dell Computer, UPS and Amgen were some of the worst performers in the portfolio during the quarter. Positively affecting the Fund was the continued purchasing of Energy sector stocks in the quarter. The Fund continued to be broadly allocated across many sectors of the Index except the Fund was under weight in the Energy, Health Care and Financial and did not have any exposure to the Utility Sector. The Fund was over-weight in its stock picks versus the S&P 500 Index in the Materials, Information Technology, Consumer Discretionary and Consumer Staples sectors. The Fund's stock picks in the Information Technology, Health Care, Financial and Consumer Discretionary sectors weighed on the Fund's overall performance for the quarter.

During the fiscal third quarter ended May 31, 2007, the Fund's portfolio performance was positively affected by its stock picks in the Energy, Financial and Information Technology sectors and negatively affected by its stock picks in the Health Care, Consumer Discretionary and Information Technology sectors. Stocks contributing positively to the portfolio's performance were Valero Energy (+24.92 percent), Rowan Companies Inc. (+22.98 percent), Aetna Inc. (+18.72 percent), Dell Inc. (17.77 percent) and Transocean Inc. (+16.05 percent). Stocks contributing negatively to the portfolio's performance were Amgen Inc. (-7.14 percent), KB Home (-6.00 percent), Jabil Circuit Inc. (-5.56 percent), Electronic Arts Inc. (-4.02 percent) and eBay Inc. (-2.99 percent). Positively affecting the Fund were additional purchases of Energy stocks in the quarter during pull-backs in the Energy sector. Also, purchases of new stock positions in the Industrial, Information Technology and Telecommunication sectors positively affected the Fund. The Fund continues to be allocated across all sectors of the Index. However, on a market capital basis, the Fund was 56.3 percent under weight in the Financials sector and 20.1 percent under weight in the Health Care sector and the Fund was over-weight 29.1 percent in the Information Technology sector and 31.0 percent over weight in the Consumer Discretionary sectors.

During the fiscal fourth quarter ended August 31, 2007, the Fund's portfolio performance was positively affected by its stock picks in the Technology, Consumer Discretionary, and Consumer Staples sectors and negatively affected by its stock picks in the Communication, Financial and Industrial sectors. Stocks contributing positively to the portfolio's performance were Intel Corp (+15.78 percent), Applied Materials (+11.41 percent), and Paychex Inc. (+9.56 percent). Stocks contributing negatively to the portfolio's performance were Leggett & Platt (-16.10 percent), Sprint Nextel (-15.08 percent), and Legg Mason (-10.57 percent). Positively affecting the Fund were purchases in the quarter to provide additional exposure within the Consumer Discretionary and Consumer Staple sectors. Also, disposals that positively affected the Fund included Valero Energy (21.35 percent gain from cost), Conoco Phillips (20.79 percent gain from cost), and Sandisk Corp

--------------------------------------------------------------------------------
MONTEAGLE SELECT VALUE FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

(17.22 percent gain from cost). These disposals took advantage of the recent market movements in the Energy sector and Sandisk's recent significant price appreciation. The Fund continues to be allocated across all sectors of the S&P 500 Index. However, the Fund remains overweight in Food & Staples Retailing, Semiconductor and Semiconductor Equipment, and Energy sectors.

WHAT IS THE FUND'S STRATEGY?

The Fund will continue to concentrate on equities contained in the S&P 500 Index which generally consist of large name brand corporations with good fundamentals and broad product diversification. The Fund's adviser will continue to be disciplined in the use of its predominate strategy of reversion-to-the-mean by applying its "value investing" approach valuation model; thereby, allowing the market's volatility to identify those securities that become under-valued and are poised to be the next performers in the market. Sector allocation in the Fund's portfolio will primarily be determined by which companies are available for purchase under the reversion-to-the-mean selection criteria.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, ARE AVAILABLE BY CALLING 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund's prospectuses contain this and other important information. To obtain a copy of the Fund's prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser's current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

--------------------------------------------------------------------------------
MONTEAGLE SELECT VALUE FUND
PERFORMANCE
AUGUST 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MONTEAGLE SELECT VALUE FUND AND THE S&P 500 INDEX

                              [LINE GRAPH OMITTED]

                                      Monteagle Select               S&P 500
                                         Value Fund                   Index
03/30/98                               $  10,000                  $  10,000
08/31/98                                   7,523                      8,808
02/28/99                                   8,632                     11,476
08/31/99                                   9,207                     12,316
02/29/00                                   7,693                     12,822
08/31/00                                   8,495                     14,326
02/28/01                                  10,084                     11,771
08/31/01                                  10,629                     10,832
02/28/02                                  11,029                     10,651
08/31/02                                  10,003                      8,883
02/28/03                                   8,938                      8,235
08/31/03                                  11,215                      9,955
02/29/04                                  13,127                     11,407
08/31/04                                  13,232                     11,095
02/28/05                                  14,561                     12,203
08/31/05                                  14,482                     12,488
02/28/06                                  15,026                     13,228
08/31/06                                  15,533                     13,597
02/28/07                                  17,052                     14,812
08/31/07                                  17,895                     15,655

Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (a)
                       (for periods ended August 31, 2007)

                                                                  Since
                                         1 Year     5 Years    Inception(b)
                                        --------  ----------  -------------
Monteagle Select Value Fund              15.21%      12.34%      6.37%
S&P 500 Index                            15.13%      12.00%      4.87%
--------------------------------------------------------------------------------

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (March 30, 1998) through August 31, 2007.

* Parkway Advisors, L.P. became the adviser to the Fund on March 1, 2004. The average annual total return for the period March 1, 2004 through August 31, 2007 was 9.24%.

--------------------------------------------------------------------------------
MONTEAGLE VALUE FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the year ended August 31, 2007, the Fund reported a total return of 19.40 percent. The S&P 500 Index and the Russell 2000 Value Index had total returns of
15.13 percent and 6.64 percent, respectively, for the same time period. The Fund's net asset value per share as of August 31, 2007 was $19.44 versus $16.55 at August 31, 2006.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The Fund's investment goal is to achieve long term growth of capital through investing in undervalued companies. The Fund determines value usually based on price-to-earnings ratios, but also reviews historical price to book value ratios, dividend yield and balance sheet quality in determining whether prospective investments are truly undervalued. The Fund's adviser also makes industry determinations based upon interest rate cycles. The Fund will typically hold 30 to 40 equities. The Fund seeks to maintain a minimum average market capitalization of $5 billion. The current average market capitalization exceeds $40 billion. The current price earnings ratio is 12.9 times 2008 earnings and currently yields 1.4 percent. The S&P 500 currently trades at 15.2 times 2008 earnings and yields 1.7 percent.

WHAT INFLUENCED THE FUND'S PERFORMANCE?

During the year ended August 31, 2007, the Fund achieved its performance through rising commodity prices and economic recovery in the petroleum industry. Rising worldwide energy demand remains the catalyst for the improving revenue and earnings growth. Issues related to the U.S. housing weakness more recently have reduced the overall expectations of the U.S. financial market affecting all industry classes. With the more recent change in interest rate policy by the U.S. Federal Reserve, the Fund remains committed to economically sensitive issues as monetary growth continues to accelerate. Worldwide economic growth continues at a healthy pace and should create an excellent environment for the Fund's holdings.

The current market has recently corrected and rebounded as corporate earnings remain positive for the S&P 500. The continued resilience of the U.S. bond market supports higher stock values for the foreseeable future. Over the next twelve months, the U.S. Presidential election cycle should generate improving economic conditions for investing.

The Fund continues to be susceptible to seasonal economic patterns. The recent market weakness since June 30, 2007 is similar to what happened in 2006. However, the current accommodation offered by the central bank should ensure good investment returns for the future. The current U.S. Treasury yield curve supports good future economic activity.

For the twelve months ended August 31, 2007, the Fund's performance benefited from continued commodity price appreciation. Robust worldwide demand for all commodities pressured supplies in all sectors of raw materials. Weakness in the U.S. dollar during the second half of the year contributed to the price rise as well. The energy sector, led by Transocean, Baker Hughes, Tidewater, Rowan Companies, Marathon Oil and Halliburton, enjoyed positive total returns for the year. Additionally, within the aerospace group, Goodrich has positively impacted returns over

--------------------------------------------------------------------------------
MONTEAGLE VALUE FUND
A DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

the past twelve months. Recent new positions in the technology sector, including Microsoft and Intel, have provided strength in the Fund. Positions which have underperformed include Sears Holdings, Georgia Gulf, Boston Scientific and Media General.

WHAT IS THE FUND'S CURRENT STRATEGY?

The Fund continues to be over-weighted in the energy sector and has no exposure in the financial services sector. The Fund believes the energy sector is in its final stages of its re-capitalization process. Longer term, worldwide demand for energy continues to exceed the industry's supply. The Fund has begun increasing its technology weight with the fundamentals for information technology exhibiting its first signs of recovery since the 1999-2000 capitulation. The Fund has increased its weighting in the gold mining sector and has a reasonable weighting in medical services stocks.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, ARE AVAILABLE BY CALLING 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund's prospectuses contain this and other important information. To obtain a copy of the Fund's prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser's current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

--------------------------------------------------------------------------------
MONTEAGLE VALUE FUND
PERFORMANCE
AUGUST 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                 IN THE MONTEAGLE VALUE FUND, THE S&P 500 INDEX
                        AND THE RUSSELL 2000 VALUE INDEX

                              [LINE GRAPH OMITTED]

                        Monteagle                S&P 500             Russell
                        Value Fund                Index         2000 Value Index
12/19/99               $  10,000              $  10,000           $  10,000
02/29/00                   9,240                  9,637              10,501
08/31/00                  11,660                 10,767              11,978
02/28/01                  12,762                  8,847              13,213
08/31/01                  13,708                  8,141              14,139
02/28/02                  13,843                  8,005              14,967
08/31/02                  11,385                  6,676              13,347
02/28/03                  10,093                  6,190              12,213
08/31/03                  12,920                  7,482              16,508
02/29/04                  15,094                  8,574              20,026
08/31/04                  14,613                  8,339              19,725
02/28/05                  17,397                  9,172              22,758
08/31/05                  18,603                  9,386              24,186
02/28/06                  20,161                  9,942              26,314
08/31/06                  20,137                 10,220              27,262
02/28/07                  22,386                 11,133              30,089
08/31/07                  24,043                 11,767              29,072


Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (a)
                       (for periods ended August 31, 2007)

                                                                       Since
                                                1 Year    5 Years   Inception(b)
                                               --------  ---------  ------------
       Monteagle Value Fund                     19.40%      16.13%     12.06%
       S&P 500 Index                            15.13%      12.00%      2.13%
       Russell 2000 Value Index                  6.64%      16.85%     14.87%
--------------------------------------------------------------------------------

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (December 20, 1999) through August 31, 2007.

--------------------------------------------------------------------------------
MONTEAGLE FIXED INCOME FUND
SUPPLEMENTARY PORTFOLIO INFORMATION
AUGUST 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

FUND PROFILE:

TOP TEN PORTFOLIO HOLDINGS                                     (% OF NET ASSETS)
--------------------------------------------------------------------------------
FNMA, Pool 386008, 4.52%, due 04/01/2013                                  3.3%
GNMA, Series 2003-81-PB, 6.00%, due 03/20/2029                            3.1%
FHLMC, 6.05%, due 08/15/2014                                              3.1%
International Business Machines Corp., 5.375%, due 02/01/2009             3.1%
Denver Colorado City & County School District, 6.76%, due 12/15/2007      3.1%
La Grange Georgia Development Authority Revenue, 6.10%, due 02/01/2010    2.3%
FNMA, 5.00%, due 08/02/2012                                               2.3%
FNMA, 5.55%, due 02/16/2017                                               1.8%
FNMA, 7.25%, due 01/15/2010                                               1.6%
FHLB, 6.795%, due 06/30/2009                                              1.6%



SECTOR ALLOCATION                                              (% OF NET ASSETS)
--------------------------------------------------------------------------------
U.S. Government Agency Obligations                                        51.7%
Corporate Bonds                                                           23.6%
Mortgage-Backed Securities                                                13.2%
Municipal Obligations                                                      6.3%
Money Market Funds                                                         4.2%
Other Assets in Excess of Liabilities                                      1.0%
                                                                        -------
                                                                         100.0%
                                                                        =======

--------------------------------------------------------------------------------
MONTEAGLE QUALITY GROWTH FUND
SUPPLEMENTARY PORTFOLIO INFORMATION
AUGUST 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

FUND PROFILE:

TOP TEN EQUITY HOLDINGS                                        (% OF NET ASSETS)
--------------------------------------------------------------------------------
Microsoft Corp.                                                       3.3%
Cisco Systems, Inc.                                                   2.4%
General Electric Co.                                                  2.4%
Walt Disney Co. (The)                                                 2.4%
Oracle Corp.                                                          2.3%
Danaher Corp.                                                         2.3%
Air Products & Chemicals, Inc.                                        2.2%
Monsanto Co.                                                          2.2%
Apache Corp.                                                          2.1%
Franklin Resources, Inc.                                              1.9%



TOP TEN PORTFOLIO INDUSTRIES                                   (% OF NET ASSETS)
--------------------------------------------------------------------------------
Retail                                                                9.3%
Miscellaneous Manufacturing                                           8.3%
Semiconductors                                                        7.2%
Computers                                                             6.9%
Computer Software & Services                                          6.5%
Diversified Financial Services                                        6.3%
Telecommunications                                                    4.8%
Health Care - Products                                                4.7%
Food & Beverages                                                      4.5%
Chemicals                                                             4.4%
                                                                   -------
                                                                     62.9%
                                                                   =======

ECONOMIC SECTORS WITH CASH AND OTHER ASSETS                    (% OF NET ASSETS)
--------------------------------------------------------------------------------
Technology                                                           20.1%
Consumer, Non Cyclical                                               17.9%
Industrial                                                           17.5%
Communications                                                       11.3%
Consumer, Cyclical                                                   10.3%
Financial                                                             8.8%
Energy                                                                5.5%
Repurchase Agreements                                                 4.6%
Basic Materials                                                       4.4%
Money Market Funds                                                    3.7%
Liabilities in Excess of Other Assets                                (4.1%)
                                                                   -------
                                                                    100.0%
                                                                   =======

--------------------------------------------------------------------------------
MONTEAGLE LARGE CAP GROWTH FUND
SUPPLEMENTARY PORTFOLIO INFORMATION
AUGUST 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

FUND PROFILE:

TOP TEN EQUITY HOLDINGS                                        (% OF NET ASSETS)
--------------------------------------------------------------------------------
Apple, Inc.                                                           4.4%
Cisco Systems, Inc.                                                   4.4%
Precision Castparts Corp.                                             3.9%
Schlumberger Ltd.                                                     3.8%
United Technologies Corp.                                             3.7%
Medtronic, Inc.                                                       3.6%
General Electric Co.                                                  3.6%
Google, Inc. - Class A                                                3.6%
American Express Co.                                                  3.5%
Smith International, Inc.                                             3.5%


TOP TEN PORTFOLIO INDUSTRIES                                   (% OF NET ASSETS)
--------------------------------------------------------------------------------
Diversified Financial Services                                       13.8%
Telecommunications                                                    9.0%
Oil & Gas Services                                                    7.4%
Computers                                                             7.3%
Aerospace & Defense                                                   7.2%
Heath Care - Products                                                 7.2%
Software                                                              6.5%
Miscellaneous Manufacturing                                           4.9%
Metal Fabricate & Hardware                                            3.9%
Internet                                                              3.5%
                                                                   -------
                                                                     70.7%
                                                                   =======

ECONOMIC SECTORS WITH CASH AND OTHER ASSETS                    (% OF NET ASSETS)
--------------------------------------------------------------------------------
Industrial                                                           19.5%
Financial                                                            18.5%
Communications                                                       15.7%
Consumer, Non Cyclical                                               14.6%
Technology                                                           13.7%
Energy                                                               10.3%
Repurchase Agreements                                                 7.1%
Money Market Funds                                                    4.8%
Consumer, Cyclical                                                    2.9%
Liabilities in Excess of Other Assets                                (7.1%)
                                                                   -------
                                                                    100.0%
                                                                   =======

--------------------------------------------------------------------------------
MONTEAGLE SELECT VALUE FUND
SUPPLEMENTARY PORTFOLIO INFORMATION
AUGUST 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

FUND PROFILE:

TOP TEN EQUITY HOLDINGS                                        (% OF NET ASSETS)
--------------------------------------------------------------------------------
Aetna, Inc.                                                           4.0%
AT&T, Inc.                                                            3.8%
Intel Corp.                                                           3.7%
Applied Materials, Inc.                                               3.5%
Newmont Mining Corp.                                                  2.9%
Transocean, Inc.                                                      2.9%
Sysco Corp.                                                           2.8%
Legg Mason, Inc.                                                      2.8%
Barr Pharmaceuticals, Inc.                                            2.8%
Walgreen Co.                                                          2.7%


TOP TEN PORTFOLIO INDUSTRIES                                   (% OF NET ASSETS)
--------------------------------------------------------------------------------
Telecommunications                                                   10.9%
Retail                                                               10.5%
Miscellaneous Manufacturing                                           7.5%
Health Care - Services                                                7.4%
Semiconductors                                                        7.2%
Oil & Gas                                                             7.0%
Food & Beverages                                                      5.4%
Diversified Financial Services                                        4.5%
Pharmaceuticals                                                       4.5%
Banks                                                                 4.1%
                                                                   -------
                                                                     69.0%
                                                                   =======

ECONOMIC SECTORS WITH CASH AND OTHER ASSETS                    (% OF NET ASSETS)
--------------------------------------------------------------------------------
Consumer, Non Cyclical                                               25.7%
Communications                                                       13.0%
Consumer, Cyclical                                                   11.8%
Financial                                                            10.8%
Industrial                                                           10.1%
Energy                                                                9.5%
Technology                                                            9.1%
Basic Materials                                                       5.5%
Money Market Funds                                                    4.5%
Repurchase Agreements                                                 2.7%
Liabilities in Excess of Other Assets                                (2.7%)
                                                                   -------
                                                                    100.0%
                                                                   =======

--------------------------------------------------------------------------------
MONTEAGLE VALUE FUND
SUPPLEMENTARY PORTFOLIO INFORMATION
AUGUST 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

FUND PROFILE:

TOP TEN PORTFOLIO HOLDINGS                                     (% OF NET ASSETS)
--------------------------------------------------------------------------------
Transocean, Inc.                                                      6.8%
Tidewater, Inc.                                                       6.0%
Halliburton Co.                                                       5.1%
Rowan Cos., Inc.                                                      4.3%
Goodrich Corp.                                                        4.1%
Trinity Industries, Inc.                                              4.1%
Marathon Oil Corp.                                                    3.7%
Schering-Plough Corp.                                                 3.6%
Barrick Gold Corp.                                                    3.5%
Alcoa, Inc.                                                           3.5%


TOP TEN PORTFOLIO INDUSTRIES                                   (% OF NET ASSETS)
--------------------------------------------------------------------------------
Oil & Gas Services                                                   16.6%
Oil & Gas                                                            16.4%
Mining                                                               10.3%
Pharmaceuticals                                                       6.9%
Retail                                                                5.9%
Telecommunications                                                    5.6%
Software                                                              5.1%
Chemicals                                                             5.0%
Aerospace & Defense                                                   4.1%
Miscellaneous Manufacturing                                           4.1%
                                                                   -------
                                                                     80.0%
                                                                   =======

ECONOMIC SECTORS WITH CASH AND OTHER ASSETS                    (% OF NET ASSETS)
--------------------------------------------------------------------------------
Energy                                                               32.2%
Industrial                                                           17.1%
Basic Materials                                                      15.3%
Communications                                                       11.0%
Consumer, Non Cyclical                                                9.6%
Repurchase Agreements                                                 9.3%
Consumer, Cyclical                                                    5.9%
Technology                                                            5.7%
Money Market Funds                                                    3.1%
Liabilities in Excess of Other Assets                                (9.2%)
                                                                   -------
                                                                    100.0%
                                                                   =======

--------------------------------------------------------------------------------
MONTEAGLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2007
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
  PAR VALUE  U.S. GOVERNMENT AGENCY OBLIGATIONS -- 51.7%                       VALUE
---------------------------------------------------------------------------------------------
             FEDERAL FARM CREDIT BANK -- 6.6%
$   500,000  5.00%(a), due 01/18/2008                                   $             500,152
    200,000  6.82%, due 03/16/2009                                                    205,688
    250,000  5.375%, due 07/18/2011                                                   255,671
    400,000  5.00%, due 12/12/2012                                                    396,692
    250,000  6.00%, due 06/19/2013                                                    251,750
    300,000  5.40%, due 10/06/2015                                                    297,598
    250,000  5.98%, due 09/15/2016                                                    250,937
                                                                        ---------------------
                                                                                    2,158,488
                                                                        ---------------------
             FEDERAL HOME LOAN BANK -- 16.1%
    250,000  5.125%, due 06/18/2008                                                   250,106
    250,000  5.00%, due 01/26/2009                                                    249,785
    500,000  6.795%, due 06/30/2009                                                   517,406
    250,000  5.375%, due 07/17/2009                                                   252,720
    250,000  5.75%, due 05/15/2012                                                    260,178
    200,000  5.80%, due 06/12/2013                                                    202,256
    500,000  6.00%, due 06/18/2013                                                    503,491
    250,000  5.125%, due 08/14/2013                                                   253,237
    500,000  5.50%, due 08/28/2013                                                    503,576
    500,000  5.25%, due 06/18/2014                                                    509,534
    250,000  5.50%, due 08/25/2014                                                    252,512
    300,000  5.17%, due 09/22/2014                                                    296,305
    500,000  5.50%, due 10/19/2016                                                    500,506
    250,000  5.75%, due 03/13/2017                                                    250,317
    500,000  6.00%, due 07/27/2017                                                    511,248
                                                                        ---------------------
                                                                                    5,313,177
                                                                        ---------------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 12.2%
    400,000  7.00%, due 03/15/2010                                                    421,570
    250,000  5.00%, due 11/01/2010                                                    250,105
    500,000  5.625%, due 03/15/2011                                                   515,086
    500,000  5.85%, due 04/11/2013                                                    502,477
  1,000,000  6.05%, due 08/15/2014                                                  1,007,627
    300,000  6.00%, due 11/20/2015                                                    300,384
    500,000  6.00%, due 08/18/2016                                                    505,961
    250,000  6.00%, due 08/25/2016                                                    251,437
    250,000  5.00%(a), due 09/21/2018                                                 250,001
                                                                        ---------------------
                                                                                    4,004,648
                                                                        ---------------------

--------------------------------------------------------------------------------
MONTEAGLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AGENCY OBLIGATIONS -- 51.7%
  PAR VALUE  (CONTINUED)                                                      VALUE
---------------------------------------------------------------------------------------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 16.8%
$   500,000  5.00%, due 11/23/2007                                      $             499,676
    200,000  5.00%, due 12/13/2007                                                    199,840
    500,000  7.25%, due 01/15/2010                                                    528,199
    500,000  5.125%, due 07/20/2012                                                   498,463
    750,000  5.00%, due 08/02/2012                                                    757,957
    100,000  6.00%, due 05/28/2014                                                    100,022
    500,000  5.00%, due 03/02/2015                                                    501,233
    250,000  5.25%, due 03/24/2015                                                    249,322
    300,000  6.00%, due 09/01/2015                                                    300,415
    500,000  6.07%, due 05/12/2016                                                    503,676
    250,000  6.00%, due 08/22/2016                                                    252,114
    250,000  6.00%, due 08/29/2016                                                    250,680
    600,000  5.55%, due 02/16/2017                                                    601,210
    280,000  5.08%, due 06/24/2018                                                    270,507
                                                                        ---------------------
                                                                                    5,513,314
                                                                        ---------------------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
             (Cost $16,886,659)                                         $          16,989,627
                                                                        ---------------------

---------------------------------------------------------------------------------------------
  PAR VALUE  CORPORATE BONDS -- 23.6%                                          VALUE
---------------------------------------------------------------------------------------------
             BANKS -- 5.4%
 $  250,000  Bank of America Corporation, 5.875%, due 02/15/2009        $             253,274
    500,000  Bank of America Corporation, 4.875%, due 01/15/2013                      488,170
    500,000  SunTrust Bank, 6.375%, due 04/01/2011                                    515,553
    500,000  Wells Fargo & Co., 5.25%, due 12/01/2007                                 499,072
                                                                        ---------------------
                                                                                    1,756,069
                                                                        ---------------------
             COMPUTERS -- 3.1%
  1,000,000  International Business Machines Corp.,
                5.375%, due 02/01/2009                                              1,006,263
                                                                        ---------------------
             DIVERSIFIED FINANCIAL SERVICES -- 2.9%
    500,000  American Express Co., 4.75%, due 06/17/2009                              500,074
    500,000  CIT Group, Inc., 4.75%, due 12/15/2010                                   450,444
                                                                        ---------------------
                                                                                      950,518
                                                                        ---------------------
             ELECTRIC -- 0.7%
    250,000  Emerson Electric Co., 5.125%, due 12/01/2016                             243,701
                                                                        ---------------------
             FOOD & BEVERAGES -- 4.0%
    300,000  Anheuser-Busch Cos., Inc., 6.00%, due 04/15/2011                         309,454
    500,000  Bottling Group LLC, 4.625%, due 11/15/2012                               489,222
    500,000  Coca-Cola Co., 5.75%, due 03/15/2011                                     515,715
                                                                        ---------------------
                                                                                    1,314,391
                                                                        ---------------------

--------------------------------------------------------------------------------
MONTEAGLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
  PAR VALUE  CORPORATE BONDS -- 23.6% (CONTINUED)                              VALUE
---------------------------------------------------------------------------------------------
             HEALTH CARE - SERVICES -- 0.7%
$   250,000  UnitedHealth Group, Inc., 5.00%, due 08/15/2014            $             240,329
                                                                        ---------------------
             MINING -- 1.5%
    500,000  Alcoa, Inc., 5.375%, due 01/15/2013                                      496,723
                                                                        ---------------------
             OIL & GAS -- 2.3%
    250,000  ConocoPhillips, 5.50%, due 04/15/2013                                    250,896
    500,000  Shell International, 5.625%, due 06/27/2011                              511,475
                                                                        ---------------------
                                                                                      762,371
                                                                        ---------------------
             PHARMACEUTICALS -- 1.5%
    500,000  Abbott Laboratories, 5.40%, due 09/15/2008                               498,933
                                                                        ---------------------
             SOFTWARE -- 0.9%
    309,000  First Data Corp., 4.85%, due 10/01/2014                                  293,901
                                                                        ---------------------
             TELECOMMUNICATIONS SERVICES -- 0.6%
    200,000  SBC Communications, Inc., 5.625%, due 06/15/2016                         197,626
                                                                        ---------------------
             TOTAL CORPORATE BONDS (Cost $7,986,261)                    $           7,760,825
                                                                        ---------------------

---------------------------------------------------------------------------------------------
  PAR VALUE  MORTGAGE-BACKED SECURITIES -- 13.2%                               VALUE
---------------------------------------------------------------------------------------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 2.9%
$   389,359  Series 2840, 5.00%, due 08/15/2015                         $             385,916
    262,546  Series 15-L, 7.00%, due 07/25/2023                                       272,111
    287,636  Series 3058, 5.50%, due 10/15/2035                                       288,244
                                                                        ---------------------
                                                                                      946,271
                                                                        ---------------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 5.4%
  1,100,000  Pool 386008, 4.52%, due 04/01/2013                                     1,078,397
    505,344  Pool 545759, 6.50%, due 07/01/2032                                       516,336
    191,736  Pool 754289, 6.00%, due 11/01/2033                                       192,281
                                                                        ---------------------
                                                                                    1,787,014
                                                                        ---------------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 4.9%
    377,684  Pool 648337, 5.00%, due 10/15/2020                                       370,520
  1,000,000  Series 2003-81-PB, 6.00%, due 03/20/2029                               1,017,765
    220,863  Pool 476998, 6.50%, due 07/15/2029                                       225,966
                                                                        ---------------------
                                                                                    1,614,251
                                                                        ---------------------
             TOTAL MORTGAGE-BACKED SECURITIES (Cost $4,436,707)         $           4,347,536
                                                                        ---------------------

--------------------------------------------------------------------------------
MONTEAGLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
  PAR VALUE  MUNICIPAL OBLIGATIONS -- 6.3%                                     VALUE
---------------------------------------------------------------------------------------------
             COLORADO -- 3.0%
$1,000,000   Denver Colorado City & County School District,
                6.76%, due 12/15/2007                                   $           1,004,206
                                                                        ---------------------
             GEORGIA -- 3.3%
    300,000  Atlanta & Fulton County Recreation Authority,
                6.625%, due 12/01/2011                                                306,636
    750,000  La Grange Georgia Development Authority Revenue,
                6.10%, due 02/01/2010                                                 765,885
                                                                        ---------------------
                                                                                    1,072,521
                                                                        ---------------------
             TOTAL MUNICIPAL OBLIGATIONS (Cost $2,051,381)              $           2,076,727
                                                                        ---------------------

---------------------------------------------------------------------------------------------
   SHARES    MONEY MARKET FUNDS -- 4.2%                                        VALUE
---------------------------------------------------------------------------------------------
  1,345,975  Merrimac U.S. Government Series - Investment Class,
                4.61%(a)(Cost $1,345,975)                               $           1,345,975
                                                                        ---------------------
             TOTAL INVESTMENTS AT VALUE -- 99.0% (Cost $32,706,983)     $          32,520,690

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0%                            352,767
                                                                        ---------------------
             NET ASSETS -- 100.0%                                       $          32,873,457
                                                                        =====================

(a) Variable rate security, the coupon rate shown is the effective interest rate as of August 31, 2007.

The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
MONTEAGLE  QUALITY  GROWTH FUND
SCHEDULE OF  INVESTMENTS
AUGUST 31, 2007
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
   SHARES    COMMON STOCKS -- 95.8%                                            VALUE
---------------------------------------------------------------------------------------------
             AEROSPACE & DEFENSE -- 2.8%
      1,500  Boeing Co. (The)                                           $             145,050
      3,575  United Technologies Corp.                                                266,802
                                                                        ---------------------
                                                                                      411,852
                                                                        ---------------------
             APPAREL -- 1.1%
      5,300  Hanesbrands, Inc. (a)                                                    158,788
                                                                        ---------------------
             BANKS -- 1.3%
      3,800  Bank of America Corp.                                                    192,584
                                                                        ---------------------
             BIOTECHNOLOGY -- 0.8%
      1,600  Genentech, Inc. (a)                                                      119,696
                                                                        ---------------------
             CHEMICALS -- 4.4%
      3,650  Air Products & Chemicals, Inc.                                           328,536
      4,650  Monsanto Co.                                                             324,291
                                                                        ---------------------
                                                                                      652,827
                                                                        ---------------------
             COAL -- 1.3%
      4,475  Peabody Energy Corp.                                                     190,232
                                                                        ---------------------
             COMMERCIAL SERVICES -- 0.8%
      6,000  Western Union Co.                                                        112,980
                                                                        ---------------------
             COMPUTER SOFTWARE & SERVICES -- 6.5%
      7,450  Activision, Inc. (a)                                                     145,201
     16,900  Microsoft Corp.                                                          485,537
     17,100  Oracle Corp. (a)                                                         346,788
                                                                        ---------------------
                                                                                      977,526
                                                                        ---------------------
             COMPUTERS -- 6.9%
      1,500  Apple, Inc. (a)                                                          207,720
      2,125  Cognizant Technology Solutions Corp. - Class A (a)                       156,209
      4,600  Dell, Inc. (a)                                                           129,950
      4,200  Hewlett-Packard Co. (a)                                                  207,270
      2,100  International Business Machines Corp.                                    245,049
      2,825  Network Appliance, Inc. (a)(c)                                            78,705
                                                                        ---------------------
                                                                                    1,024,903
                                                                        ---------------------

--------------------------------------------------------------------------------
MONTEAGLE QUALITY GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
   SHARES    COMMON STOCKS -- 95.8% (CONTINUED)                                VALUE
---------------------------------------------------------------------------------------------
             COSMETICS/PERSONAL CARE -- 1.8%
      4,300  Alberto-Culver Co.                                         $              99,631
      2,675  Procter & Gamble Co. (The)                                               174,704
                                                                        ---------------------
                                                                                      274,335
                                                                        ---------------------
             DIVERSIFIED FINANCIAL SERVICES -- 6.3%
      3,475  American Express Co.                                                     203,704
      2,200  Franklin Resources, Inc.                                                 289,894
        550  InterContinentalExchange, Inc.  (a)                                       80,228
      3,400  Janus Capital Group, Inc. (c)                                             90,406
      2,200  Merrill Lynch & Co. Inc.                                                 162,140
      1,900  ProLogis (c)                                                             114,304
                                                                        ---------------------
                                                                                      940,676
                                                                        ---------------------
             ELECTRONICS -- 2.3%
      3,100  Amphenol Corp. - Class A                                                 111,941
      4,300  Thermo Fisher Scientific, Inc. (a)                                       233,189
                                                                        ---------------------
                                                                                      345,130
                                                                        ---------------------
             FOOD & BEVERAGES -- 4.5%
      3,900  Coca-Cola Co. (The)                                                      209,742
      3,975  PepsiCo, Inc.                                                            270,419
      3,950  Sysco Corp.                                                              131,851
      1,475  Whole Foods Market, Inc. (c)                                              65,283
                                                                        ---------------------
                                                                                      677,295
                                                                        ---------------------
             HEALTH CARE - PRODUCTS -- 4.7%
      3,450  C.R. Bard, Inc.                                                          287,696
      2,000  Johnson & Johnson                                                        123,580
      2,700  Medtronic, Inc.                                                          142,668
      3,300  St. Jude Medical, Inc.  (a)                                              143,781
                                                                        ---------------------
                                                                                      697,725
                                                                        ---------------------
             HEALTH CARE - SERVICES -- 0.9%
      2,600  UnitedHealth Group, Inc.                                                 130,026
                                                                        ---------------------
             INSURANCE -- 1.2%
      2,775  American International Group, Inc.                                       183,150
                                                                        ---------------------
             INTERNET -- 3.2%
      4,425  eBay, Inc.  (a)                                                          150,893
        505  Google, Inc. - Class A  (a)                                              260,201
      2,700  Yahoo!, Inc.  (a)                                                         61,371
                                                                        ---------------------
                                                                                      472,465
                                                                        ---------------------
             MEDIA -- 3.3%
        814  Citadel Broadcasting Corp.                                                 3,313
      3,400  Viacom Corp. - Class B (a)                                               134,164
     10,600  Walt Disney Co. (The)                                                    356,160
                                                                        ---------------------
                                                                                      493,637
                                                                        ---------------------

--------------------------------------------------------------------------------
MONTEAGLE QUALITY GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
   SHARES    COMMON STOCKS -- 95.8% (CONTINUED)                                VALUE
---------------------------------------------------------------------------------------------
             METAL FABRICATE & HARDWARE -- 1.8%
      2,025  Precision Castparts Corp.                                  $             263,878
                                                                        ---------------------
             MISCELLANEOUS MANUFACTURING -- 8.3%
      1,700  3M Co.                                                                   154,683
      4,450  Danaher Corp.                                                            345,587
      9,295  General Electric Co.                                                     361,297
        900  Genlyte Group, Inc. (a)                                                   65,313
      1,900  Roper Industries, Inc. (c)                                               120,251
      5,100  Trinity Industries, Inc. (c)                                             191,607
                                                                        ---------------------
                                                                                    1,238,738
                                                                        ---------------------
             OIL & GAS -- 2.8%
      3,975  Apache Corp.                                                             307,586
      1,300  Exxon Mobil Corp.                                                        111,449
                                                                        ---------------------
                                                                                      419,035
                                                                        ---------------------
             OIL & GAS SERVICES -- 1.4%
      2,550  Cameron International Corp. (a)                                          208,514
                                                                        ---------------------
             PHARMACEUTICALS -- 4.3%
      4,100  Abbott Laboratories                                                      212,831
      1,800  Allergan, Inc.                                                           108,018
      4,004  Gilead Sciences, Inc. (a)                                                145,625
      5,875  Schering-Plough Corp.                                                    176,368
                                                                        ---------------------
                                                                                      642,842
                                                                        ---------------------
             RETAIL -- 9.3%
      7,700  Burger King Holdings, Inc.                                               182,567
      5,200  Gamestop Corp. - Class A (a)                                             260,728
      1,700  Home Depot, Inc. (The)                                                    65,127
      2,100  J.C. Penney Co., Inc.                                                    144,396
      4,425  Lowe's Cos., Inc.                                                        137,440
      2,500  Nordstrom, Inc.                                                          120,250
      2,100  Target Corp.                                                             138,453
      3,000  Walgreen Co.                                                             135,210
      4,425  Wal-Mart Stores, Inc.                                                    193,063
                                                                        ---------------------
                                                                                    1,377,234
                                                                        ---------------------
             SEMICONDUCTORS -- 7.2%
      7,225  Applied Materials, Inc.                                                  154,326
     11,100  Intel Corp.                                                              285,825
      1,250  MEMC Electronic Materials, Inc. (a)                                       76,775
      6,500  Microchip Technology, Inc.                                               250,380
      7,800  Micron Technology, Inc. (a) (c)                                           89,310
      6,250  Texas Instruments, Inc.                                                  214,000
                                                                        ---------------------
                                                                                    1,070,616
                                                                        ---------------------

--------------------------------------------------------------------------------
MONTEAGLE QUALITY GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
   SHARES    COMMON STOCKS -- 95.8% (CONTINUED)                                VALUE
---------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS -- 4.8%
     11,375  Cisco Systems, Inc. (a)                                    $             363,090
      5,425  QUALCOMM, Inc.                                                           216,403
      6,950  Sprint Nextel Corp.                                                      131,494
                                                                        ---------------------
                                                                                      710,987
                                                                        ---------------------
             TRANSPORTATION -- 1.8%
      2,425  FedEx Corp.                                                              265,974
                                                                        ---------------------
             TOTAL COMMON STOCKS (Cost $12,735,301)                     $          14,253,645
                                                                        ---------------------

---------------------------------------------------------------------------------------------
   SHARES    MONEY MARKET FUNDS -- 3.7%                                        VALUE
---------------------------------------------------------------------------------------------
    538,380  Merrimac U.S. Government Series - Investment Class,
                 4.61%(b)(Cost $538,380)                                $             538,380
                                                                        ---------------------

---------------------------------------------------------------------------------------------
  PAR VALUE  REPURCHASE AGREEMENTS (d)  -- 4.6%                                VALUE
---------------------------------------------------------------------------------------------
 $ 162,405   Credit Suisse Corp., 5.445%, due 09/04/2007                $            162,405
   162,405   Lehman Brothers, Inc., 5.435%, due 09/04/2007                           162,405
   197,560   Merrill Lynch & Co., 5.355%, due 09/04/2007                             197,560
   162,405   Morgan Stanley & Co., 5.445%, due 09/04/2007                            162,405
                                                                        ---------------------
             TOTAL REPURCHASE AGREEMENTS (Cost $684,775)                $             684,775
                                                                        ---------------------
             TOTAL INVESTMENTS AT VALUE -- 104.1% (Cost $13,958,456)    $          15,476,800

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (4.1%)                         (605,429)
                                                                        ---------------------
             NET ASSETS -- 100.0%                                       $          14,871,371
                                                                        =====================

(a)   Non-income producing security.

(b) Variable rate security, the coupon rate shown is the effective interest rate as of August 31, 2007.

(c)   Securities on loan, all or part (Note 5).

(d) Represents investment of collateral received from securities lending transactions.

The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
MONTEAGLE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2007
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
   SHARES    COMMON STOCKS -- 95.2%                                            VALUE
---------------------------------------------------------------------------------------------
             AEROSPACE & DEFENSE -- 7.2%
     10,000  Lockheed Martin Corp.                                      $             991,400
     14,500  United Technologies Corp.                                              1,082,135
                                                                        ---------------------
                                                                                    2,073,535
                                                                        ---------------------
             APPAREL -- 2.9%
     19,000  Coach, Inc. (a)                                                          846,070
                                                                        ---------------------
             BIOTECHNOLOGY -- 1.3%
      5,100  Genentech, Inc. (a)                                                      381,531
                                                                        ---------------------
             COMPUTERS -- 7.3%
      9,200  Apple, Inc. (a)                                                        1,274,016
     11,400  Cognizant Technology Solutions Corp. - Class A (a)                       838,014
                                                                        ---------------------
                                                                                    2,112,030
                                                                        ---------------------
             DIVERSIFIED FINANCIAL SERVICES -- 13.8%
     17,400  American Express Co.                                                   1,019,988
      6,400  BlackRock, Inc.                                                          992,640
      1,800  CME Group, Inc. (c)                                                      998,640
      7,600  Franklin Resources, Inc.                                               1,001,452
                                                                        ---------------------
                                                                                    4,012,720
                                                                        ---------------------
             ELECTRONICS -- 3.5%
     10,000  Garmin Ltd. (c)                                                        1,018,300
                                                                        ---------------------
             HEALTH CARE - PRODUCTS -- 7.2%
     20,000  Medtronic, Inc.                                                        1,056,800
     15,200  Stryker Corp.                                                          1,015,360
                                                                        ---------------------
                                                                                    2,072,160
                                                                        ---------------------
             INSURANCE -- 1.6%
      7,000  American International Group, Inc.                                       462,000
                                                                        ---------------------
             INTERNET -- 3.5%
      2,000  Google, Inc. - Class A (a)                                             1,030,500
                                                                        ---------------------
             MEDIA -- 3.1%
     45,000  News Corp. - Class A                                                     910,350
                                                                        ---------------------
             METAL FABRICATE & HARDWARE -- 3.9%
      8,700  Precision Castparts Corp.                                              1,133,697
                                                                        ---------------------

--------------------------------------------------------------------------------
MONTEAGLE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
   SHARES    COMMON STOCKS -- 95.2% (CONTINUED)                                VALUE
---------------------------------------------------------------------------------------------
             MISCELLANEOUS MANUFACTURING -- 4.9%
     26,700  General Electric Co.                                       $           1,037,829
      4,800  Manitowoc Co., Inc.                                                      381,552
                                                                        ---------------------
                                                                                    1,419,381
                                                                        ---------------------
             OIL & GAS -- 3.0%
      8,300  Transocean, Inc. (a)                                                     872,247
                                                                        ---------------------
             OIL & GAS SERVICES -- 7.4%
     11,500  Schlumberger Ltd.                                                      1,109,750
     15,200  Smith International, Inc.                                              1,018,552
                                                                        ---------------------
                                                                                    2,128,302
                                                                        ---------------------
             PHARMACEUTICALS -- 3.1%
     25,000  Gilead Sciences, Inc. (a)                                                909,250
                                                                        ---------------------
             REAL ESTATE -- 3.0%
     29,600  CB Richard Ellis Group, Inc. - Class A (a)                               873,792
                                                                        ---------------------
             RETAIL -- 3.0%
     19,100  Walgreen Co.                                                             860,837
                                                                        ---------------------
             SOFTWARE -- 6.5%
     33,300  Microsoft Corp.                                                          956,709
     45,000  Oracle Corp. (a)                                                         912,600
                                                                        ---------------------
                                                                                    1,869,309
                                                                        ---------------------
             TELECOMMUNICATIONS -- 9.0%
     13,400  America Movil SAB de C.V. - ADR                                          810,164
     39,900  Cisco Systems, Inc. (a)                                                1,273,608
      8,600  Harris Corp.                                                             523,138
                                                                        ---------------------
                                                                                    2,606,910
                                                                        ---------------------
             TOTAL COMMON STOCKS (Cost $21,765,959)                     $          27,592,921
                                                                        ---------------------

--------------------------------------------------------------------------------
MONTEAGLE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
   SHARES    MONEY MARKET FUNDS -- 4.8%                                        VALUE
---------------------------------------------------------------------------------------------
  1,374,707  Merrimac U.S. Government Series - Investment Class,
               4.61%(b) (Cost $1,374,707)                               $           1,374,707
                                                                        ---------------------

---------------------------------------------------------------------------------------------
  PAR VALUE  REPURCHASE AGREEMENTS (d)  -- 7.1%                                VALUE
---------------------------------------------------------------------------------------------
 $ 489,794   Credit Suisse Corp., 5.445%, due 09/04/2007                $            489,794
   489,794   Lehman Brothers, Inc., 5.435%, due 09/04/2007                           489,794
   595,818   Merrill Lynch & Co., 5.355%, due 09/04/2007                             595,818
   489,794   Morgan Stanley & Co., 5.445%, due 09/04/2007                            489,794
                                                                        ---------------------
             TOTAL REPURCHASE AGREEMENTS (Cost $2,065,200)              $          2,065,200
                                                                        ---------------------
             TOTAL INVESTMENTS AT VALUE -- 107.1% (Cost $25,205,866)    $          31,032,828

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (7.1%)                       (2,062,659)
                                                                        ---------------------
             NET ASSETS -- 100.0%                                       $          28,970,169
                                                                        =====================

(a)   Non-income producing security.

(b) Variable rate security, the coupon rate shown is the effective interest rate as of August 31, 2007.

(c)   Securities on loan, all or part (Note 5).

(d) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
MONTEAGLE SELECT VALUE FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2007
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
   SHARES    COMMON STOCKS -- 95.5%                                            VALUE
---------------------------------------------------------------------------------------------
             APPAREL -- 2.4%
     17,151  Gap, Inc.                                                  $             321,753
                                                                        ---------------------
             BANKS -- 4.1%
      6,642  Bank of America Corp.                                                    336,617
      4,600  Wachovia Corp.                                                           225,308
                                                                        ---------------------
                                                                                      561,925
                                                                        ---------------------
             BIOTECHNOLOGY -- 1.8%
     3,900   Genzyme Corp. (a)                                                        243,399
                                                                        ---------------------
             CHEMICALS -- 2.6%
      8,154  Dow Chemical Co. (The)                                                   347,605
                                                                        ---------------------
             COMPUTERS -- 1.8%
      8,900  Dell, Inc. (a)                                                           251,425
                                                                        ---------------------
             DIVERSIFIED FINANCIAL SERVICES -- 4.5%
      6,200  CIT Group, Inc.                                                          232,934
      4,421  Legg Mason, Inc.                                                         383,831
                                                                        ---------------------
                                                                                      616,765
                                                                        ---------------------
             ELECTRONICS -- 2.6%
     15,744  Jabil Circuit, Inc.                                                      349,517
                                                                        ---------------------
             FOOD & BEVERAGES -- 5.4%
     11,628  Sysco Corp.                                                              388,143
      7,948  Whole Foods Market, Inc. (c)                                             351,778
                                                                        ---------------------
                                                                                      739,921
                                                                        ---------------------
             HEALTH CARE - PRODUCTS -- 3.9%
      3,800  Johnson & Johnson                                                        234,802
      5,501  Medtronic, Inc.                                                          290,673
                                                                        ---------------------
                                                                                      525,475
                                                                        ---------------------
             HEALTH CARE - SERVICES -- 7.4%
     10,616  Aetna, Inc.                                                              540,461
      4,700  United Health Group, Inc.                                                235,047
      3,000  WellPoint, Inc. (a)                                                      241,770
                                                                        ---------------------
                                                                                    1,017,278
                                                                        ---------------------
             INSURANCE -- 2.2%
      4,471  American International Group, Inc.                                       295,086
                                                                        ---------------------
             INTERNET -- 2.1%
      8,598  eBay, Inc. (a)                                                           293,192
                                                                        ---------------------

--------------------------------------------------------------------------------
MONTEAGLE SELECT VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
   SHARES    COMMON STOCKS -- 95.5% (CONTINUED)                                VALUE
---------------------------------------------------------------------------------------------
             MINING -- 2.9%
      9,452  Newmont Mining Corp.                                       $             399,441
                                                                        ---------------------
             MISCELLANEOUS MANUFACTURING -- 7.5%
      9,077  General Electric Co.                                                     352,823
     14,773  Leggett & Platt, Inc.                                                    301,369
      5,259  Rockwell Automation, Inc.                                                370,549
                                                                        ---------------------
                                                                                    1,024,741
                                                                        ---------------------
             OIL & GAS -- 7.0%
      7,800  Nabors Industries Ltd. (a)                                               230,802
      8,873  Rowan Cos., Inc.                                                         333,092
      3,706  Transocean, Inc. (a)                                                     389,464
                                                                        ---------------------
                                                                                      953,358
                                                                        ---------------------
             OIL & GAS SERVICES -- 2.5%
      9,921  Halliburton Co.                                                         343,167
                                                                        ---------------------
             PHARMACEUTICALS -- 4.5%
      7,392  Barr Pharmaceuticals, Inc. (a)                                           376,105
      9,300  Pfizer, Inc.                                                             231,012
                                                                        ---------------------
                                                                                      607,117
                                                                        ---------------------
             RETAIL -- 10.5%
      4,000  Kohl's Corp. (a)                                                         237,200
     10,000  Limited Brands, Inc.                                                     231,600
      5,421  Target Corp.                                                             357,407
      8,228  Walgreen Co.                                                             370,836
      5,300  Wal-Mart Stores, Inc.                                                    231,239
                                                                        ---------------------
                                                                                    1,428,282
                                                                        ---------------------
             SEMICONDUCTORS -- 7.2%
     22,477  Applied Materials, Inc.                                                  480,109
     19,438  Intel Corp.                                                              500,528
                                                                        ---------------------
                                                                                      980,637
                                                                        ---------------------
             TELECOMMUNICATIONS -- 10.9%
     12,959  AT&T, Inc.                                                               516,675
      7,334  Paychex, Inc.                                                            325,850
      7,180  QUALCOMM, Inc.                                                           286,410
     18,662  Sprint Nextel Corp.                                                      353,085
                                                                        ---------------------
                                                                                    1,482,020
                                                                        ---------------------
             TRANSPORTATION -- 1.7%
     4,300   Harley Davidson, Inc.                                                    231,297
                                                                        ---------------------
             TOTAL COMMON STOCKS (Cost $11,774,704)                     $          13,013,401
                                                                        ---------------------

--------------------------------------------------------------------------------
MONTEAGLE SELECT VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
   SHARES    MONEY MARKET FUNDS -- 4.5%                                        VALUE
---------------------------------------------------------------------------------------------
    609,686  Merrimac U.S. Government Series - Investment Class,
              4.61% (b)(Cost $609,686)                                  $            609,686
                                                                        ---------------------

---------------------------------------------------------------------------------------------
  PAR VALUE  REPURCHASE AGREEMENTS (d)  -- 2.7%                                VALUE
---------------------------------------------------------------------------------------------
 $  86,710   Credit Suisse Corp., 5.445%, due 09/04/2007                $             86,710
    86,710   Lehman Brothers, Inc., 5.435%, due 09/04/2007                            86,710
   105,479   Merrill Lynch & Co., 5.355%, due 09/04/2007                             105,479
    86,709   Morgan Stanley & Co., 5.445%, due 09/04/2007                             86,709
                                                                        ---------------------
             TOTAL REPURCHASE AGREEMENTS (Cost $365,608)                $            365,608
                                                                        ---------------------
             TOTAL INVESTMENTS AT VALUE -- 102.7% (Cost $12,749,998)    $         13,988,695

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.7%)                        (361,124)
                                                                        ---------------------
             NET ASSETS -- 100.0%                                       $         13,627,571
                                                                        =====================

(a)   Non-income producing security.

(b) Variable rate security, the coupon rate shown is the effective interest rate as of August 31, 2007.

(c)   Securities on loan, all or part (Note 5).

(d) Represents investment of collateral received from securities lending transactions.

The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
MONTEAGLE VALUE FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2007
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
   SHARES    COMMON STOCKS -- 96.8%                                            VALUE
-----------------------------------------------------------------------------------------------
             AEROSPACE & DEFENSE -- 4.1%
     15,000  Goodrich Corp.                                             $             947,400
                                                                        ---------------------
             CHEMICALS -- 5.0%
     14,750  E.I. du Pont de Nemours & Co.                                            719,062
     30,000  Georgia Gulf Corp. (c)                                                   449,100
                                                                        ---------------------
                                                                                    1,168,162
                                                                        ---------------------
             ELECTRIC -- 2.0%
     25,550  Duke Energy Corp.                                                        468,587
                                                                        ---------------------
             ELECTRONICS -- 2.0%
     34,400  Vishay Intertechnology, Inc. (a)                                         455,112
                                                                        ---------------------
             HEALTH CARE - PRODUCTS -- 2.8%
     50,000  Boston Scientific Corp. (a)                                              641,500
                                                                        ---------------------
             MEDIA -- 3.5%
     20,000  Media General, Inc. - Class A                                            558,400
      8,881  Tribune Co.                                                              244,672
                                                                        ---------------------
                                                                                      803,072
                                                                        ---------------------
             MINING -- 10.3%
     22,000  Alcoa, Inc.                                                              803,660
     25,000  Barrick Gold Corp.                                                       813,000
     18,000  Newmont Mining Corp.                                                     760,680
                                                                        ---------------------
                                                                                    2,377,340
                                                                        ---------------------
             MISCELLANEOUS MANUFACTURING -- 4.1%
     25,000  Trinity Industries, Inc. (c)                                             939,250
                                                                        ---------------------
             OIL & GAS -- 16.4%
     16,000  Marathon Oil Corp.                                                       862,240
     12,000  Nabors Industries Ltd.  (a)                                              355,080
     26,450  Rowan Cos., Inc.                                                         992,933
     15,000  Transocean, Inc.  (a)                                                  1,576,350
                                                                        ---------------------
                                                                                    3,786,603
                                                                        ---------------------
             OIL & GAS SERVICES -- 16.6%
      7,000  Baker Hughes, Inc.                                                       587,020
     50,000  Grey Wolf, Inc.  (a)                                                     332,000
     34,000  Halliburton Co.                                                        1,176,060
     12,000  Helmerich & Payne, Inc.                                                  377,880
     21,000  Tidewater, Inc.                                                        1,374,450
                                                                        ---------------------
                                                                                    3,847,410
                                                                        ---------------------

--------------------------------------------------------------------------------
MONTEAGLE VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
   SHARES    COMMON STOCKS -- 96.8% (CONTINUED)                                VALUE
-----------------------------------------------------------------------------------------------
             PHARMACEUTICALS -- 6.9%
     30,000  Pfizer, Inc.                                               $             745,200
     28,000  Schering-Plough Corp.                                                    840,560
                                                                        ---------------------
                                                                                    1,585,760
                                                                        ---------------------
             PIPELINES -- 3.0%
     30,000  Spectra Energy Corp.                                                     697,500
                                                                        ---------------------
             RETAIL -- 5.9%
     34,000  Gap, Inc.                                                                637,840
      5,000  Sears Holdings Corp. (a) (c)                                             717,800
                                                                        ---------------------
                                                                                    1,355,640
                                                                        ---------------------
             SEMICONDUCTORS -- 3.5%
     17,000  Applied Materials, Inc.                                                  363,120
     17,000  Intel Corp.                                                              437,750
                                                                        ---------------------
                                                                                      800,870
                                                                        ---------------------
             SOFTWARE -- 5.1%
     15,000  Avocent Corp.  (a)                                                       442,800
     18,000  Microsoft Corp.                                                          517,140
    100,000  Sanmina-SCI Corp.  (a)                                                   229,000
                                                                        ---------------------
                                                                                    1,188,940
                                                                        ---------------------
             TELECOMMUNICATIONS -- 5.6%
     20,000  AT&T, Inc.                                                               797,400
     12,000  Verizon Communications, Inc.                                             502,560
                                                                        ---------------------
                                                                                    1,299,960
                                                                        ---------------------
             TOTAL COMMON STOCKS (Cost $15,537,437)                     $          22,363,106
                                                                        ---------------------

-----------------------------------------------------------------------------------------------
   SHARES    MONEY MARKET FUNDS -- 3.1%                                        VALUE
-----------------------------------------------------------------------------------------------
    703,069  Merrimac U.S. Government Series - Investment Class,
                4.61%(b)(Cost $703,069)                                 $             703,069
                                                                        ---------------------

--------------------------------------------------------------------------------
MONTEAGLE VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
  PAR VALUE  REPURCHASE AGREEMENTS (d)  -- 9.3%                                VALUE
---------------------------------------------------------------------------------------------
 $ 511,091   Credit Suisse Corp., 5.445%, due 09/04/2007                 $           511,091
   511,091   Lehman Brothers, Inc., 5.435%, due 09/04/2007                           511,091
   621,726   Merrill Lynch & Co., 5.355%, due 09/04/2007                             621,726
   511,092   Morgan Stanley & Co., 5.445%, due 09/04/2007                            511,092
                                                                         --------------------
             TOTAL REPURCHASE AGREEMENTS (Cost $2,155,000)               $         2,155,000
                                                                         --------------------
             TOTAL INVESTMENTS AT VALUE -- 109.2% (Cost $18,395,506)     $        25,221,175

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (9.2%)                      (2,126,975)
                                                                         --------------------
             NET ASSETS -- 100.0%                                        $        23,094,200
                                                                         ====================

(a)   Non-income producing security.

(b) Variable rate security, the coupon rate shown is the effective interest rate as of August 31, 2007.

(c)   Securities on loan, all or part (Note 5).

(d) Represents investment of collateral received from securities lending transactions.

The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
MONTEAGLE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             FIXED          QUALITY        LARGE CAP       SELECT
                                            INCOME          GROWTH          GROWTH          VALUE          VALUE
                                             FUND            FUND            FUND           FUND            FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
  At amortized cost                        $ 32,706,983   $ 13,273,681   $ 23,140,666   $ 12,384,390  $ 16,240,506
                                           ============   ============   ============   ============  ============
  At market value (Note 2)                 $ 32,520,690   $ 14,792,025   $ 28,967,628   $ 13,623,087  $ 23,066,175
Investment of cash collateral
  from securities loaned                             --        684,775      2,065,200        365,608     2,155,000
Cash                                             18,000         11,614             --             27            --
Receivable for investment
  securities sold                                    --         69,581             --             --            --
Dividends and interest receivable               359,250         13,595         32,881         18,538        52,296
Other assets                                      2,301             --             --             --            --
                                           ------------   ------------   ------------   ------------  ------------
  TOTAL ASSETS                               32,900,241     15,571,590     31,065,709     14,007,260    25,273,471
                                           ------------   ------------   ------------   ------------  ------------
LIABILITIES
Payable for capital shares redeemed                  --            296             --             42            --
Payable for cash collateral
  for securities loaned                              --        684,775      2,065,200        365,608     2,155,000
Due to Adviser (Note 3)                          26,631         14,820         29,078         13,662        23,068
Accrued trustees' fees                              153            328          1,262            377         1,203
                                           ------------   ------------   ------------   ------------  ------------
  TOTAL LIABILITIES                              26,784        700,219      2,095,540        379,689     2,179,271
                                           ------------   ------------   ------------   ------------  ------------
NET ASSETS                                 $ 32,873,457   $ 14,871,371   $ 28,970,169   $ 13,627,571  $ 23,094,200
                                           ============   ============   ============   ============  ============
NET ASSETS CONSIST OF:
Paid-in capital                            $ 34,590,015   $ 16,072,551   $ 28,105,035   $ 10,690,383  $ 14,127,673
Accumulated undistributed
  net investment income                              --             --             --         19,788        71,617
Accumulated net realized gains
  (losses) on investments                    (1,530,265)    (2,719,524)    (4,961,828)     1,678,703     2,069,241
Net unrealized appreciation
  (depreciation) on investments                (186,293)     1,518,344      5,826,962      1,238,697     6,825,669
                                           ------------   ------------   ------------   ------------  ------------
NET ASSETS                                 $ 32,873,457   $ 14,871,371   $ 28,970,169   $ 13,627,571  $ 23,094,200
                                           ============   ============   ============   ============  ============
Shares of beneficial interest outstanding
  (unlimited number of shares
  authorized, no par value)                   3,301,532      1,682,412      4,023,621        869,719     1,187,973
                                           ============   ============   ============   ============  ============
Net asset value, offering and
  redemption price per share (Note 2)      $       9.96   $       8.84   $       7.20   $      15.67  $      19.44
                                           ============   ============   ============   ============  ============

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MONTEAGLE FUNDS
STATEMENTS 0F OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                           FIXED         QUALITY        LARGE CAP      SELECT
                                           INCOME        GROWTH          GROWTH         VALUE        VALUE
                                            FUND          FUND            FUND          FUND          FUND
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest                               $ 1,762,764   $        --   $        --   $        --  $        --
  Securities lending income (Note 5)              --           770         3,685           662        1,666
  Dividends                                   51,301       180,222       211,968       290,982      511,592 (a)
                                         -----------   -----------   -----------   -----------  -----------
    Total investment income                1,814,065       180,992       215,653       291,644      513,258
                                         -----------   -----------   -----------   -----------  -----------
EXPENSES
  Investment advisory fees (Note 3)          342,630       189,444       349,174       170,883      268,257
  Trustees' fees                              10,778         3,816         7,158         3,450        5,434
                                         -----------   -----------   -----------   -----------  -----------
    Total expenses                           353,408       193,260       356,332       174,333      273,691
                                         -----------   -----------   -----------   -----------  -----------
NET INVESTMENT
  INCOME (LOSS)                            1,460,657       (12,268)     (140,679)      117,311      239,567
                                         -----------   -----------   -----------   -----------  -----------
REALIZED AND UNREALIZED
  GAINS (LOSSES) ON
  INVESTMENTS
  Net realized gains (losses)
    on investments                          (207,393)    1,228,161     2,435,907     1,900,152    2,143,085
  Net change in unrealized appreciation
    (depreciation) on investments            413,036       952,325     2,866,943       158,417    1,391,679
                                         -----------   -----------   -----------   -----------  -----------
NET REALIZED AND
  UNREALIZED GAINS
  ON INVESTMENTS                             205,643     2,180,486     5,302,850     2,058,569    3,534,764
                                         -----------   -----------   -----------   -----------  -----------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                        $ 1,666,300   $ 2,168,218   $ 5,162,171   $ 2,175,880  $ 3,774,331
                                         ===========   ===========   ===========   ===========  ===========

(a) Net of foreign withholding tax of $975.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MONTEAGLE FIXED INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            YEAR            YEAR
                                                                            ENDED           ENDED
                                                                         AUGUST 31,      AUGUST 31,
                                                                            2007            2006
------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                                 $  1,460,657   $    946,783
  Net realized losses on investments                                        (207,393)       (66,393)
  Net change in unrealized appreciation (depreciation) on investments        413,036       (404,145)
                                                                        ------------   ------------
Net increase in net assets from operations                                 1,666,300        476,245
                                                                        ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                              (1,460,657)      (961,285)
  From net realized gains on investments                                        --         (369,193)
                                                                        ------------   ------------
Net decrease in net assets from distributions to shareholders             (1,460,657)    (1,330,478)
                                                                        ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                  165,102        243,888
  Shares issued in connection with the Fund merger of the
    Memorial Government Bond Fund (Note 8)                                      --       20,419,271
  Reinvestment of distributions to shareholders                            1,299,297        179,039
  Payments for shares redeemed                                           (11,244,076)    (1,627,474)
                                                                        ------------   ------------
 Net increase (decrease) in net assets from capital share transactions    (9,779,677)    19,214,724
                                                                        ------------   ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (9,574,034)    18,360,491

NET ASSETS
  Beginning of year                                                       42,447,491     24,087,000
                                                                        ------------   ------------
  End of year                                                           $ 32,873,457   $ 42,447,491
                                                                        ============   ============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                         $       --     $       --
                                                                        ============   ============
SUMMARY OF CAPITAL SHARE ACTIVITY
  Shares sold                                                                 16,621         24,341
  Shares issued in connection with the Fund merger of the
    Memorial Government Bond Fund                                               --        2,084,102
  Shares issued in reinvestment of distribution to shareholders              130,800         18,124
  Shares redeemed                                                         (1,130,889)      (162,812)
                                                                        ------------   ------------
  Net increase (decrease) in shares outstanding                             (983,468)     1,963,755
  Shares outstanding, beginning of year                                    4,285,000      2,321,245
                                                                        ------------   ------------
  Shares outstanding, end of year                                          3,301,532      4,285,000
                                                                        ============   ============

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MONTEAGLE QUALITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         YEAR           PERIOD
                                                                         ENDED           ENDED
                                                                      AUGUST 31,      AUGUST 31,
                                                                         2007          2006 (a)
----------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss                                                  $    (12,268)  $    (10,282)
  Net realized gains on investments                                       1,228,161        522,694
  Net change in unrealized appreciation (depreciation) on investments       952,325       (875,874)
                                                                       ------------   ------------
Net increase (decrease) in net assets from operations                     2,168,218       (363,462)
                                                                       ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                               1,323,192      1,497,886
  Payments for shares redeemed                                           (7,690,361)    (1,341,656)
                                                                       ------------   ------------
Net increase (decrease) in net assets from capital share transactions    (6,367,169)       156,230
                                                                       ------------   ------------

TOTAL DECREASE IN NET ASSETS                                             (4,198,951)      (207,232)

NET ASSETS
  Beginning of period                                                    19,070,322     19,277,554
                                                                       ------------   ------------
  End of period                                                        $ 14,871,371   $ 19,070,322
                                                                       ============   ============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT LOSS                          $       --     $       --
                                                                       ============   ============
SUMMARY OF CAPITAL SHARE ACTIVITY
  Shares sold                                                               155,368        189,723
  Shares redeemed                                                          (933,943)      (168,510)
                                                                       ------------   ------------
  Net increase (decrease) in shares outstanding                            (778,575)        21,213
  Shares outstanding, beginning of period                                 2,460,987      2,439,774
                                                                       ------------   ------------
  Shares outstanding, end of period                                       1,682,412      2,460,987
                                                                       ============   ============

(a)   For the eight months ended August 31, 2006.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MONTEAGLE LARGE CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          YEAR            YEAR
                                                                          ENDED           ENDED
                                                                       AUGUST 31,      AUGUST 31,
                                                                          2007            2006
----------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss                                                  $   (140,679)  $   (197,925)
  Net realized gains on investments                                       2,435,907        812,184
  Net change in unrealized appreciation (depreciation) on investments     2,866,943     (1,843,704)
                                                                       ------------   ------------
Net increase (decrease) in net assets from operations                     5,162,171     (1,229,445)
                                                                       ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                 693,722      2,179,967
  Payments for shares redeemed                                           (5,658,504)    (3,538,949)
                                                                       ------------   ------------
Net decrease in net assets from capital share transactions               (4,964,782)    (1,358,982)
                                                                       ------------   ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                     197,389     (2,588,427)

NET ASSETS
  Beginning of year                                                      28,772,780     31,361,207
                                                                       ------------   ------------
  End of year                                                          $ 28,970,169   $ 28,772,780
                                                                       ============   ============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT LOSS                          $       --     $       --
                                                                       ============   ============
SUMMARY OF CAPITAL SHARE ACTIVITY
  Shares sold                                                                98,350        314,344
  Shares redeemed                                                          (857,723)      (531,692)
                                                                       ------------   ------------
  Net decrease in shares outstanding                                       (759,373)      (217,348)
  Shares outstanding, beginning of year                                   4,782,994      5,000,342
                                                                       ------------   ------------
  Shares outstanding, end of year                                         4,023,621      4,782,994
                                                                       ============   ============

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MONTEAGLE SELECT VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         YEAR           PERIOD
                                                                         ENDED           ENDED
                                                                      AUGUST 31,      AUGUST 31,
                                                                         2007          2006 (a)
--------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                                $    117,311   $    133,649
  Net realized gains on investments                                       1,900,152        389,248
  Net change in unrealized appreciation (depreciation) on investments       158,417        209,348
                                                                       ------------   ------------
Net increase in net assets from operations                                2,175,880        732,245
                                                                       ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                               (141,436)       (89,736)
  From net realized gains on investments                                   (272,954)          --
                                                                       ------------   ------------
Net decrease in net assets from distributions to shareholders              (414,390)       (89,736)
                                                                       ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                 292,716        706,685
  Reinvestment of distributions to shareholders                             366,669         73,313
  Payments for shares redeemed                                           (4,858,737)    (1,477,227)
                                                                       ------------   ------------
Net decrease in net assets from capital share transactions               (4,199,352)      (697,229)
                                                                       ------------   ------------

TOTAL DECREASE IN NET ASSETS                                             (2,437,862)       (54,720)

NET ASSETS
  Beginning of period                                                    16,065,433     16,120,153
                                                                       ------------   ------------
  End of period                                                        $ 13,627,571   $ 16,065,433
                                                                       ============   ============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                        $     19,788   $     43,913
                                                                       ============   ============
SUMMARY OF CAPITAL SHARE ACTIVITY
  Shares sold                                                                18,793         51,081
  Shares issued in reinvestment of distributions to shareholders             24,394          5,277
  Shares redeemed                                                          (319,553)      (105,692)
                                                                       ------------   ------------
  Net decrease in shares outstanding                                       (276,366)       (49,334)
  Shares outstanding, beginning of period                                 1,146,085      1,195,419
                                                                       ------------   ------------
  Shares outstanding, end of period                                         869,719      1,146,085
                                                                       ============   ============

(a)   For the eight months ended August 31, 2006.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MONTEAGLE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                            YEAR            YEAR
                                                                            ENDED           ENDED
                                                                         AUGUST 31,      AUGUST 31,
                                                                            2007            2006
------------------------------------------------------------------------------------------------------
FROM OPERATIONS
     Net investment income                                                $    239,567   $    239,004
     Net realized gains on investments                                       2,143,085        292,710
     Net change in unrealized appreciation (depreciation) on investments     1,391,679      1,119,820
                                                                          ------------   ------------
Net increase in net assets from operations                                   3,774,331      1,651,534
                                                                          ------------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                                               (358,645)      (186,005)
                                                                          ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                                               1,410,883        270,917
     Payments for shares redeemed                                           (2,625,604)      (966,040)
                                                                          ------------   ------------
Net decrease in net assets from capital share transactions                  (1,214,721)      (695,123)
                                                                          ------------   ------------

TOTAL INCREASE IN NET ASSETS                                                 2,200,965        770,406

NET ASSETS
     Beginning of year                                                      20,893,235     20,122,829
                                                                          ------------   ------------
     End of year                                                          $ 23,094,200   $ 20,893,235
                                                                          ============   ============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                           $     71,617   $    190,695
                                                                          ============   ============

SUMMARY OF CAPITAL SHARE ACTIVITY
     Shares sold                                                                71,852         17,349
     Shares redeemed                                                          (146,355)       (59,388)
                                                                          ------------   ------------
     Net decrease in shares outstanding                                        (74,503)       (42,039)
     Shares oustanding, beginning of year                                    1,262,476      1,304,515
                                                                          ------------   ------------
     Shares oustanding, end of year                                          1,187,973      1,262,476
                                                                          ============   ============

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MONTEAGLE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR            YEAR             YEAR          YEAR          YEAR
                                              ENDED           ENDED            ENDED         ENDED         ENDED
                                            AUGUST 31,      AUGUST 31,       AUGUST 31,    AUGUST 31,    AUGUST 31,
                                               2007            2006             2005          2004          2003
--------------------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of year                         $     9.91     $    10.38       $    10.77     $    10.96     $    11.17
                                            ----------     ----------       ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income                           0.40           0.38(a)          0.38           0.41           0.42(a)
  Net realized and unrealized
      gains (losses) on investments               0.05          (0.31)           (0.20)         (0.03)         (0.08)
                                            ----------     ----------       ----------     ----------     ----------
Total from investment operations                  0.45           0.07             0.18           0.38           0.34
                                            ----------     ----------       ----------     ----------     ----------

Less distributions:
  From net investment income                     (0.40)         (0.38)           (0.38)         (0.41)         (0.42)
  From net realized gains on
       investments                                  --          (0.16)           (0.19)         (0.16)         (0.13)
                                            ----------     ----------       ----------     ----------     ----------
Total distributions                              (0.40)         (0.54)           (0.57)         (0.57)         (0.55)
                                            ----------     ----------       ----------     ----------     ----------

Net asset value at end of year              $     9.96     $     9.91       $    10.38     $    10.77     $    10.96
                                            ==========     ==========       ==========     ==========     ==========

Total return (b)                                  4.68%          0.78%            1.72%          3.49%          3.06%
                                            ==========     ==========       ==========     ==========     ==========

Net assets at end of year (000's)           $   32,873     $   42,447       $   24,087     $   26,423     $   29,562
                                            ==========     ==========       ==========     ==========     ==========

Ratio of operating expenses to
  average net assets including
  reimbursement/waiver of fees                    1.00%          1.00%            1.17%          1.15%          1.14%

Ratio of operating expenses to
  average net assets excluding
  reimbursement/waiver of fees                    1.00%          1.13%            1.17%          1.15%          1.14%

Ratio of net investment income to
  average net assets including
  reimbursement/waiver of fees                    4.12%          3.75%            3.63%          3.71%          3.76%

Portfolio turnover rate                             19%            17%              58%            27%            21%

(a) Net investment income per share is based on average shares outstanding during the period.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MONTEAGLE QUALITY GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                       YEAR       EIGHT MONTHS           YEAR             YEAR           YEAR           YEAR
                                       ENDED         ENDED               ENDED            ENDED          ENDED          ENDED
                                     AUGUST 31,    AUGUST 31,         DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2007        2006 (a)              2005             2004           2003           2002
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of period               $      7.75   $      7.90        $      7.69       $      7.40    $      6.16    $      7.77
                                    -----------   -----------        -----------       -----------    -----------    -----------

Income (loss) from investment
  operations:
  Net investment income (loss)            (0.01)        (0.00)(b)(c)       (0.00)(b)(d)       0.01 (b)      (0.01)(b)      (0.01)(b)
  Net realized and unrealized
      gains (losses) on investments        1.10         (0.15)              0.21              0.29           1.25          (1.60)
                                    -----------   -----------        -----------       -----------    -----------    -----------
 Total from investment operations          1.09         (0.15)              0.21              0.30           1.24          (1.61)
                                    -----------   -----------        -----------       -----------    -----------    -----------

Less distributions:
  From net investment income                 --            --              (0.00)(e)         (0.01)         (0.00)(f)         --
                                    -----------   -----------        -----------       -----------    -----------    -----------

Net asset value at end of period    $      8.84   $      7.75        $      7.90       $      7.69    $      7.40    $      6.16
                                    ===========   ===========        ===========       ===========    ===========    ===========

Total return (g)                          14.06%        (1.90)%(h)          2.77%             4.11%         20.20%        (20.72)%
                                    ===========   ===========        ===========       ===========    ===========    ===========

Net assets at end of period (000's) $    14,871   $    19,070        $    19,278       $    15,841    $    13,140    $     7,775
                                    ===========   ===========        ===========       ===========    ===========    ===========

Ratio of operating expenses to
  average net assets including
  reimbursement/waiver of fees             1.23%         1.26%(i)           1.26%             1.25%          1.25%          1.20%

Ratio of operating expenses to
  average net assets excluding
  reimbursement/waiver of fees             1.23%         1.48%(i)           1.54%             1.69%          2.44%          2.64%

Ratio of net investment income
  (loss) to average net assets
  including reimbursement/
  waiver of fees                          (0.08)%       (0.08)%(i)         (0.04)%            0.19%         (0.11)%        (0.18)%

Portfolio turnover rate                      72%           63%                92%               94%            88%            58%


(a)   Fund changed fiscal year end to August 31.

(b) Net investment income (loss) per share is based on average shares outstanding during the period.

(c)   Net investment loss per share was $(0.0042)

(d)   Net investment loss per share was $(0.0031)

(e)   Distributions per share were $(0.0032)

(f)   Distributions per share were $(0.0038)

(g) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(h)   Not annualized.

(i)   Annualized.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MONTEAGLE LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                               YEAR            YEAR           YEAR          YEAR           YEAR
                                               ENDED           ENDED          ENDED         ENDED          ENDED
                                            AUGUST 31,      AUGUST 31,      AUGUST 31,     AUGUST 31,    AUGUST 31,
                                               2007            2006           2005          2004           2003
---------------------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of year                        $     6.02       $     6.27     $     5.43     $     4.99     $     4.62
                                           ----------       ----------     ----------     ----------     ----------

Income (loss) from investment
  operations:
  Net investment income (loss)                  (0.03)           (0.04)(a)      (0.03)         (0.04)          0.01(a)
  Net realized and unrealized
    gains (losses) on investments                1.21            (0.21)          0.87           0.49           0.36
                                           ----------       ----------     ----------     ----------     ----------
Total from investment operations                 1.18            (0.25)          0.84           0.45           0.37
                                           ----------       ----------     ----------     ----------     ----------

Less distributions:
  From net investment income                       --               --             --          (0.01)            --
                                           ----------       ----------     ----------     ----------     ----------

Net asset value at end of year             $     7.20       $     6.02     $     6.27     $     5.43     $     4.99
                                           ==========       ==========     ==========     ==========     ==========

Total return (b)                                19.60%           (3.99)%        15.47%          8.89%          8.01%
                                           ==========       ==========     ==========     ==========     ==========

Net assets at end of year (000's)          $   28,970       $   28,773     $   31,361     $   12,867     $    4,061
                                           ==========       ==========     ==========     ==========     ==========


Ratio of operating expenses to
  average net assets including
  reimbursement/waiver of fees                   1.21%          1.21%            1.36%          1.37%          1.27%

Ratio of operating expenses to
  average net assets excluding
  reimbursement/waiver of fees                   1.21%          1.32%            1.36%          1.37%          1.27%

Ratio of net investment income
  (loss) to average net assets including
  reimbursement/waiver of fees                  (0.48)%        (0.62)%          (0.56)%        (0.75)%         0.12%

Portfolio turnover rate                            49%            76%              60%            67%(c)         27%

(a) Net investment income (loss) per share is based on average shares outstanding during the period.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Portfolio turnover percentage increased 39.59% compared to prior year due to change in adviser effective September 1, 2003.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MONTEAGLE SELECT VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         YEAR       EIGHT MONTHS         YEAR            YEAR            YEAR            YEAR
                                         ENDED         ENDED             ENDED           ENDED           ENDED           ENDED
                                      AUGUST 31,     AUGUST 31,      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         2007         2006 (a)           2005            2004            2003            2002
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of period                $      14.02   $      13.48     $      13.51    $      11.84    $       8.95    $      10.26
                                     ------------   ------------     ------------    ------------    ------------    ------------

Income (loss) from investment
  operations:
  Net investment income                      0.13           0.12(b)          0.11(b)         0.12(b)         0.14(b)         0.12(b)
  Net realized and unrealized
      gains (losses) on investments          1.98           0.50             0.08            1.67            2.90           (1.31)
                                     ------------   ------------     ------------    ------------    ------------    ------------
 Total from investment operations            2.11           0.62             0.19            1.79            3.04           (1.19)
                                     ------------   ------------     ------------    ------------    ------------    ------------

Less distributions:
  From net investment income                (0.15)         (0.08)           (0.11)          (0.12)          (0.15)          (0.12)
  From net realized gains
   on investments                           (0.31)            --            (0.11)             --              --              --
                                     ------------   ------------     ------------    ------------    ------------    ------------
 Total distributions                        (0.46)         (0.08)           (0.22)          (0.12)          (0.15)          (0.12)
                                     ------------   ------------     ------------    ------------    ------------    ------------

Net asset value at end of period     $      15.67   $      14.02     $      13.48    $      13.51    $      11.84    $       8.95
                                     ============   ============     ============    ============    ============    ============

Total return (c)                            15.21%          4.60%(d)         1.45%          15.18%          34.24%         (11.66)%
                                     ============   ============     ============    ============    ============    ============

Net assets at end of period (000's)  $     13,628   $     16,065     $     16,120    $      7,763    $      3,985    $      2,634
                                     ============   ============     ============    ============    ============    ============

Ratio of operating expenses to
  average net assets including
  reimbursement/waiver of fees               1.22%          1.26%(e)         1.26%           1.17%           1.25%           1.20%

Ratio of operating expenses to
  average net assets excluding
  reimbursement/waiver of fees               1.22%          1.49%(e)         1.66%           1.78%           3.87%           5.06%

Ratio of net investment income to
  average net assets including
  reimbursement/waiver of fees               0.82%          1.25%(e)         0.93%           0.98%           1.44%           1.13%

Portfolio turnover rate                        88%            31%              71%             69%             26%             90%


(a)   Fund changed fiscal year end to August 31.

(b) Net investment income per share is based on average shares outstanding during the period.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Not annualized.

(e)   Annualized.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MONTEAGLE VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR          YEAR              YEAR          YEAR          YEAR
                                                ENDED         ENDED            ENDED         ENDED          ENDED
                                             AUGUST 31,    AUGUST 31,        AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                2007          2006             2005          2004           2003
---------------------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of year                         $    16.55     $    15.43       $    12.16     $    10.92     $     9.77
                                            ----------     ----------       ----------     ----------     ----------

Income from investment operations:
  Net investment income                           0.20           0.19(a)          0.15           0.10           0.16(a)
  Net realized and unrealized
      gains on investments                        2.98           1.07             3.16           1.33           1.14
                                            ----------     ----------       ----------     ----------     ----------
Total from investment operations                  3.18           1.26             3.31           1.43           1.30
                                            ----------     ----------       ----------     ----------     ----------

Less distributions:
  From net investment income                     (0.29)         (0.14)           (0.04)         (0.10)         (0.15)
  From net realized gains
      on investments                                --             --               --          (0.09)            --
                                            ----------     ----------       ----------     ----------     ----------
Total distributions                              (0.29)         (0.14)           (0.04)         (0.19)         (0.15)
                                            ----------     ----------       ----------     ----------     ----------

Net asset value at end of year              $    19.44     $    16.55       $    15.43     $    12.16     $    10.92
                                            ==========     ==========       ==========     ==========     ==========

Total return (b)                                 19.40%          8.25%           27.30%         13.10%         13.49%
                                            ==========     ==========       ==========     ==========     ==========

Net assets at end of year (000's)              $23,094     $   20,893       $   20,123     $   16,328     $   14,652
                                            ==========     ==========       ==========     ==========     ==========

Ratio of operating expenses to
  average net assets including
  reimbursement/waiver of fees                    1.22%          1.23%            1.37%          1.36%          1.36%

Ratio of operating expenses to
  average net assets excluding
  reimbursement/waiver of fees                    1.22%          1.35%            1.37%          1.36%          1.36%

Ratio of net investment income to
  average net assets including
  reimbursement/waiver of fees                    1.07%          1.14%            1.07%          0.85%          1.72%

Portfolio turnover rate                             31%            28%              25%            35%            28%

(a) Net investment income per share is based on average shares outstanding during the period.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2007
--------------------------------------------------------------------------------

1. ORGANIZATION

Monteagle Funds ("the Trust") was organized as a business trust under the laws of the State of Delaware on November 26, 1997 as Memorial Funds. The Trust changed its name to Monteagle Funds in July 2006.

The Trust is registered with the SEC as an open-end, management investment company under the Investment Company Act of 1940. The Trust is authorized by its Declaration of Trust to issue an unlimited number of shares of beneficial interest in its series. The Trust currently consists of the following shares of beneficial interest:

      Monteagle Fixed Income Fund
      Monteagle Quality Growth Fund (formerly known as the Memorial Growth Equity Fund)
      Monteagle Large Cap Growth Fund
      Monteagle  Select Value Fund (formerly  known as the Memorial Value Equity
      Fund)
      Monteagle Value Fund (each a "Fund" and collectively the "Funds").

Prior to July 15, 2006, the Trust consisted of the following shares of beneficial interest:

      Memorial Government Bond Fund
      Memorial Growth Equity Fund
      Memorial Value Equity Fund.

Each Fund is a diversified series of Monteagle Funds. The principal investment objective of the Monteagle Fixed Income Fund ("Fixed Income Fund") is total return. The principal investment objective of each of the Monteagle Quality Growth Fund ("Quality Growth Fund"), the Monteagle Large Cap Growth Fund ("Large Cap Growth Fund"), the Monteagle Select Value Fund ("Select Value Fund") and the Monteagle Value Fund ("Value Fund") is long-term capital appreciation.

On June 5, 2006, the Board of Trustees of the Unified Series Trust ("Unified") approved the reorganization of the Monteagle Value Fund and the Monteagle Large Cap Growth Fund into two newly created series of the Trust with the same fund names. In addition, the Board of Trustees of Unified approved the merger of the Memorial Government Bond Fund with the Monteagle Fixed Income Fund (See Note 8). These tax-free reorganizations were effective at the close of business on July 14, 2006.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

SECURITIES VALUATION -- Securities, other than short-term securities, held by the Funds for which market quotations are readily available are valued using the last reported sales price or the official closing price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund's business day. If no sales are reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect their values as quoted by dealers who make markets in those securities or by an independent pricing source. In the absence of readily available market

--------------------------------------------------------------------------------
MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

quotations, securities are valued at fair value pursuant to procedures adopted by the Board of Trustees. At August 31, 2007, no securities were valued at fair value. Securities with maturities of 60 days or less are valued at amortized cost. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

SHARE VALUATION -- Shares of each Fund are sold at net asset value. To calculate the net asset value, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share for each Fund.

SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date and realized gains and losses on investments sold are determined on a specific identification basis.

INTEREST AND DIVIDEND INCOME -- Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Distributions of net investment income to shareholders are declared daily and paid monthly by the Fixed Income Fund. Net investment income distributions, if any, for the Quality Growth Fund, Large Cap Growth Fund, Select Value Fund and Value Fund are declared and paid quarterly at the discretion of each Fund's adviser. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The tax character of distributions paid during the year ended August 31, 2007 was as follows:

                                     ORDINARY         LONG-TERM
                                      INCOME         CAPITAL GAIN        TOTAL
--------------------------------------------------------------------------------
Fixed Income                        $1,460,657       $       --       $1,460,657
Select Value Fund                      274,744          139,646          414,390
Value Fund                             358,645               --          358,645
--------------------------------------------------------------------------------

The tax character of distributions paid during the period ended August 31, 2006 was as follows:

                                     ORDINARY         LONG-TERM
                                      INCOME         CAPITAL GAIN        TOTAL
--------------------------------------------------------------------------------
Fixed Income                         $  961,285       $  369,193      $1,330,478
Select Value Fund                        89,736*              --          89,736
Value Fund                              186,005*              --         186,005
--------------------------------------------------------------------------------

*     Represents distributions from January 1, 2006 - August 31, 2006.

Quality Growth Fund and Large Cap Growth Fund paid no distributions during the periods ended August 31, 2007 and 2006.

--------------------------------------------------------------------------------
MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

ESTIMATES -- These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY LOANS -- The Funds may receive fees or retain a portion of interest on the securities or cash received as collateral for lending securities. A Fund also continues to receive interest or dividends on the securities loaned. Securities loaned are secured by collateral whose fair value must always exceed the market value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan is reflected in the net asset value of the Funds. The Funds have the right under the security lending agreement to recover the securities from the borrower on demand.

3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

Parkway Advisors, L.P. ("Parkway") and Nashville Capital Corporation ("Nashville Capital"), (each an "Adviser" and, collectively, the "Advisers") serve as the investment advisers to the Funds. Parkway is the Adviser for Quality Growth Fund and Select Value Fund and Nashville Capital is the Adviser for Fixed Income Fund, Large Cap Growth Fund and Value Fund. Subject to the general oversight of the Board of Trustees, the Advisers are responsible for, among other things, developing a continuing investment program for the Funds in accordance with their investment objectives, reviewing the investment strategies and policies of the Funds and advising the Board of Trustees on the selection of sub-advisers. Each Fund is authorized to pay its Adviser a fee based on average daily net assets at the following annual rates:

                               FIXED     QUALITY   LARGE CAP   SELECT
                               INCOME    GROWTH      GROWTH     VALUE     VALUE
ASSETS                          FUND      FUND        FUND      FUND      FUND
-------------------------------------------------------------------------------
Up to and
    including $25 million      0.965%    1.200%      1.200%     1.200%    1.200%

From $25 up to and
    including $50 million      0.965%    1.115%      1.115%     1.115%    1.115%

From $50 up to and
    including $100 million     0.845%    0.975%      0.975%     0.975%    0.975%

Over $100 million              0.775%    0.875%      0.875%     0.875%    0.875%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Under the terms of each Fund's advisory agreement, the Advisers manage each Fund's investments subject to the approval of the Board and pay all of the expenses of each Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees of non-interested Trustees, and extraordinary expenses. For the year ended August 31, 2007, the amounts earned by and payable to the Advisers were as follows:

                                                                    ADVISORY
                                                   ADVISORY       FEES PAYABLE
                                                  FEES EARNED    AS OF 8/31/2007
-------------------------------------------------------------------------------
Fixed Income Fund                               $      342,630   $       26,631
Quality Growth Fund                             $      189,444   $       14,820
Large Cap Growth Fund                           $      349,174   $       29,078
Select Value Fund                               $      170,883   $       13,662
Value Fund                                      $      268,257   $       23,068
-------------------------------------------------------------------------------

FIXED INCOME FUND -- Nashville Capital has retained Howe & Rusling Inc. ("H & R") to serve as the sub-adviser to Fixed Income Fund. Nashville Capital has agreed to pay H & R an annual advisory fee of 0.30% of average daily net assets up to $25 million, 0.25% of such assets from $25 million up to $50 million, and 0.20% of such assets over $50 million.

QUALITY GROWTH FUND -- Parkway has retained Davis Hamilton Jackson & Associates ("DHJA") to serve as the sub-adviser to Quality Growth Fund. Parkway has agreed to pay DHJA an annual advisory fee of 0.30% of average daily net assets. Due to a change in control of DHJA, a new sub-advisory contract was approved by shareholders of the Quality Growth Fund at a meeting held on October 19, 2007.

LARGE CAP GROWTH FUND -- Nashville Capital has retained Northstar Capital Management ("Northstar") to serve as the sub-adviser to Large Cap Growth Fund. Nashville Capital has agreed to pay Northstar an annual advisory fee of 0.50% of average daily net assets.

VALUE FUND -- Nashville Capital has retained Robinson Investment Group, Inc. ("Robinson") to serve as the sub-adviser to Value Fund. Nashville Capital has agreed to pay Robinson an annual advisory fee of 0.60% of average daily net assets up to $25 million, 0.45% of such assets from $25 million up to $50 million, 0.35% of such assets from $50 million up to $100 million, and 0.30% of such assets over $100 million.

Two officers of Parkway are also officers of the Trust; one of them is also an interested trustee.

MUTUAL FUND SERVICES AGREEMENT

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus") effective February 2, 2007, Ultimus provides administrative, fund accounting and pricing, and transfer agent and shareholder services to the Funds. For these services, Ultimus receives an annual base fee of $225,000, plus an asset-based fee at the annual rate of 0.15% of the Funds' aggregate average daily net assets from $200 million to $300 million; 0.125% of such assets from $300 million to $400 million; and 0.10% of such assets in excess of $400 million. The fees payable to Ultimus are paid by the Advisers (not the Funds).

--------------------------------------------------------------------------------
MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Prior to February 2, 2007, the Trust had a Mutual Fund Services Agreement with Citco Mutual Fund Services, Inc. ("Citco"). For its services, Citco received an annual fee that was the greater of $225,000 or an asset-based fee that declined as the aggregate assets of the Funds increased: $225,000 plus 0.05% of the Funds' assets in excess of $300 million up to $500 million; and 0.03% of the Funds' assets in excess of $500 million. Citco was earning the minimum fee.

DISTRIBUTION AGREEMENT

Pursuant to the terms of a Distribution Agreement with the Trust effective February 2, 2007, Ultimus Fund Distributors, LLC (the "Distributor") serves as the Funds' principal underwriter. The Distributor receives annual compensation of $6,000 for such services. The fees payable to the Distributor are paid by the Advisers (not the Funds).

Prior to February 2, 2007, the Trust had a Distribution Agreement with Citco Mutual Fund Distributors, Inc. For its services, Citco Mutual Fund Distributors, Inc. received $5,000 annually.

4. SECURITIES TRANSACTIONS

During the year ended August 31, 2007, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

                              FIXED         QUALITY      LARGE CAP      SELECT
                              INCOME        GROWTH        GROWTH         VALUE         VALUE
                               FUND          FUND          FUND          FUND          FUND
-----------------------------------------------------------------------------------------------
Purchases of
    investment securities   $ 1,323,121   $11,038,486   $14,140,912   $12,138,134   $ 6,766,898
                            ===========   ===========   ===========   ===========   ===========
Proceeds from sales of
    investment securities   $ 6,948,413   $17,583,022   $19,612,369   $16,443,535   $ 7,976,693
                            ===========   ===========   ===========   ===========   ===========
-----------------------------------------------------------------------------------------------

5. SECURITIES LENDING

As of August 31, 2007, Quality Growth Fund, Large Cap Growth Fund, Select Value Fund and Value Fund had loaned securities in return for securities and cash collateral, which was invested in various short-term fixed income securities such as repurchase agreements, commercial paper and government and corporate notes and bonds. The risks to the Funds from securities lending are that the borrower may not provide additional collateral when required or may not return the securities when due or when called by the Funds. As of August 31, 2007, the market value of the securities on loan and the value of the related collateral were as follows:

                                          MARKET VALUE OF      VALUE OF RELATED
                                         SECURITIES ON LOAN       COLLATERAL
--------------------------------------------------------------------------------
Quality Growth Fund                      $          670,969   $          684,775
                                         ==================   ==================
Large Cap Growth Fund                    $        2,016,940   $        2,065,200
                                         ==================   ==================
Select Value Fund                        $          351,778   $          365,608
                                         ==================   ==================
Value Fund                               $        2,106,150   $        2,155,000
                                         ==================   ==================

--------------------------------------------------------------------------------
MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

6. TAX MATTERS

FEDERAL INCOME TAXES -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

The tax character of distributable earnings (deficit) at August 31, 2007 was as follows:

                                  FIXED          QUALITY        LARGE CAP       SELECT
                                  INCOME          GROWTH         GROWTH          VALUE        VALUE
                                   FUND            FUND           FUND           FUND         FUND
------------------------------------------------------------------------------------------------------
Undistributed
    ordinary income             $        --    $        --    $        --    $   465,465   $   847,319
Undistributed long-term gains            --             --             --      1,233,026     1,293,539
Capital loss carryforwards       (1,421,497)    (2,660,980)    (4,961,828)            --            --
Post-October losses                (108,768)            --             --             --            --
Net unrealized appreciation
    (depreciation)                 (186,293)     1,459,800      5,826,962      1,238,697     6,825,669
                                -----------    -----------    -----------    -----------   -----------
Total distributable
    earnings (deficit)          $(1,716,558)   $(1,201,180)   $   865,134    $ 2,937,188   $ 8,966,527
                                ===========    ===========    ===========    ===========   ===========
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

As of August 31, 2007, the Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

                                             AMOUNT              EXPIRATION DATE
--------------------------------------------------------------------------------
Fixed Income Fund                         $    367,674                 2009
                                               100,359                 2010
                                               698,715                 2012
                                                86,568                 2013
                                               168,181                 2015
                                          ------------
                                          $  1,421,497
                                          ------------
--------------------------------------------------------------------------------
Quality Growth Fund                       $    234,908                 2009
                                             1,658,403                 2010
                                               471,453                 2011
                                               296,216                 2012
                                          ------------
                                          $  2,660,980
                                          ------------
--------------------------------------------------------------------------------
Large Cap Growth Fund                     $  2,331,763                 2011
                                             2,165,647                 2012
                                               309,209                 2013
                                               155,209                 2014
                                          ------------
                                          $  4,961,828
                                          ------------
--------------------------------------------------------------------------------

Quality Growth Fund, Large Cap Growth Fund and Value Fund utilized capital loss carryovers in the amounts of $1,257,432, $2,434,861 and $73,842 respectively, during the year ended August 31, 2007.

In addition, Fixed Income Fund had realized capital losses of $108,768 during the period November 1, 2006 through August 31, 2007, which are treated for federal income tax purposes as arising during the Fund's tax year ended August 31, 2008. These "post-October losses" may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

The following information is based upon the federal income tax cost of the investment securities as of August 31, 2007:

                                   FIXED           QUALITY         LARGE CAP       SELECT
                                   INCOME          GROWTH           GROWTH          VALUE           VALUE
                                    FUND            FUND             FUND           FUND            FUND
------------------------------------------------------------------------------------------------------------
Federal tax cost                $ 32,706,983    $ 13,332,225    $ 23,140,666    $ 12,384,390    $ 16,240,506
                                ============    ============    ============    ============    ============
Gross unrealized appreciation   $    166,662    $  1,919,970    $  6,185,711    $  1,372,012    $  7,692,262
Gross unrealized depreciation       (352,955)       (460,170)       (358,749)       (133,315)       (866,593)
                                ------------    ------------    ------------    ------------    ------------
Net unrealized appreciation
  (depreciation)                $   (186,293)   $  1,459,800    $  5,826,962    $  1,238,697    $  6,825,669
                                ============    ============    ============    ============    ============
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for Quality Growth Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are due to the tax deferral of losses on wash sales.

For the year ended August 31, 2007, Quality Growth Fund and Large Cap Growth Fund reclassified $12,268 and $140,679, respectively, of net investment loss against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.

7. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund under
Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2007, the following shareholders held, for the benefit of its customers, the following percentages of the outstanding shares of each Fund:

                                                             PERCENT OWNED AS OF
                                  SHAREHOLDER                  AUGUST 31, 2007
------------------------------------------------------------------------------
Fixed Income Fund          Farmers and Merchant Corp.                  60%
                           Hubco Regions Financial Corp.               38%

Quality Growth Fund        Charles Schwab & Co., Inc.                  53%
                           Hubco Regions Financial Corp.               33%

Large Cap Growth Fund      Farmers and Merchant Corp.                  98%

Select Value Fund          Hubco Regions Financial Corp.               83%

Value Fund                 Farmers and Merchant Corp.                  96%
--------------------------------------------------------------------------------

8. REORGANIZATION INVOLVING FIXED INCOME FUND

On July 17, 2006, the Monteagle Fixed Income Fund acquired substantially all of the assets and liabilities of the Memorial Government Bond Fund (the "Bond Fund") pursuant to an Agreement and Plan of Reorganization (the "Reorganization") approved by the Bond Fund shareholders on or about June 28, 2006. The acquisition was accomplished by a tax-free exchange of 2,048,566 shares of the Bond Fund (valued at $9.97 per share) outstanding on July 14, 2006 for 2,084,102 shares of the Fixed Income Fund (valued at $9.80 per share). One share of the Fixed Income Fund was exchanged for .9836 shares of the Bond Fund. The Bond Fund's net assets on the date of the reorganization of $20,419,271, including $371,355 of unrealized depreciation and $1,213,062 of capital loss carryforwards, were combined with those of the Fixed Income Fund. The aggregate net assets of the Fixed Income Fund and the Bond Fund immediately before the acquisition were $21,666,451 and $20,419,271, respectively. The combined assets immediately after the acquisition amounted to $42,085,722 for 4,293,892 shares outstanding. After the reorganization was completed, the Fixed Income Fund was the accounting survivor and obtained and held all of the portfolio holdings previously held by the

--------------------------------------------------------------------------------
MONTEAGLE FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Bond  Fund.  Under  applicable   Internal  Revenue  Service  ("IRS")  rules  and
regulations, the Fixed Income Fund is required to hold a certain percentage of the Bond Fund's portfolio holdings for a prescribed period of time.

9. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

10. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing each Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in each Fund's NAV calculation as late as each Fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their Semi-Annual Report on February 29, 2008. Management is in the process of determining the impact of the adoption of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS ("SFAS") NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of August 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

--------------------------------------------------------------------------------
MONTEAGLE FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To The Shareholders and
Board of Trustees
Monteagle Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Monteagle Funds (the "Funds"), comprising Monteagle Fixed Income Fund, Monteagle Quality Growth Fund, Monteagle Large Cap Growth Fund, Monteagle Select Value Fund and Monteagle Value Fund as of August 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods then ended, and the financial highlights for each of the four periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to August 31, 2004 for Monteagle Fixed Income Fund, Monteagle Large-Cap Growth Fund and Monteagle Value Fund and prior to December 31, 2004 for Monteagle Quality Growth Fund and Monteagle Select Value Fund were audited by another independent accounting firm which expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the Funds' custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the funds constituting Monteagle Funds, as of August 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two periods then ended and their financial highlights for each of the four periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.
Westlake, Ohio
October 19, 2007

--------------------------------------------------------------------------------
MONTEAGLE FUNDS
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY POLICIES -- The Trust has adopted Proxy Voting Polices and Procedures under which the Fund's vote proxies related to securities held by the Funds. A description of the Funds' policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, or on the Securities and Exchange Commission's website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with its complete voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds' Form N-PX is available without charge, upon request, by calling the Fund toll free at 1-888-263-5593, or on the Securities and Exchange Commission's website at http://www.sec.gov.

N-Q FILING -- The SEC has adopted the requirement that all mutual funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Monteagle Funds, this would be for the fiscal quarters ending November 30 and May 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov., or they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

--------------------------------------------------------------------------------
MONTEAGLE FUNDS
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended August 31, 2007 certain dividends paid by Fixed Income Fund, Select Value Fund and Value Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to a maximum amount of $1,460,657, $274,744 and $358,645, respectively, as taxed at a maximum rate of 15%. Additionally, Select Value Fund intends to designate $139,646 as long-term gain distributions. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

--------------------------------------------------------------------------------
MONTEAGLE FUNDS
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (March 1, 2007) and held until the end of the period (August 31, 2007).

The tables that follow illustrate each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

--------------------------------------------------------------------------------
MONTEAGLE FUNDS
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

More information about the Funds' expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund's Prospectus.

FIXED INCOME FUND

------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING                    ENDING
                                               ACCOUNT VALUE               ACCOUNT VALUE             EXPENSES PAID
                                               MARCH 1, 2007             AUGUST 31, 2007            DURING PERIOD*
------------------------------------------------------------------------------------------------------------------
Based on Actual Fund Return                       $1,000.00                   $1,019.80                 $5.04
Based on Hypothetical 5% Return
    (before expenses)                             $1,000.00                   $1,020.21                 $5.04
------------------------------------------------------------------------------------------------------------------

* Expenses are equal to Fixed Income Fund's annualized expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

QUALITY GROWTH FUND

------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING                    ENDING
                                               ACCOUNT VALUE               ACCOUNT VALUE             EXPENSES PAID
                                               MARCH 1, 2007             AUGUST 31, 2007            DURING PERIOD*
------------------------------------------------------------------------------------------------------------------
Based on Actual Fund Return                       $1,000.00                   $1,080.70                 $6.40
Based on Hypothetical 5% Return
    (before expenses)                             $1,000.00                   $1,019.06                 $6.21
------------------------------------------------------------------------------------------------------------------

* Expenses are equal to Quality Growth Fund's annualized expense ratio of 1.22% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LARGE CAP GROWTH FUND

------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING                    ENDING
                                               ACCOUNT VALUE               ACCOUNT VALUE             EXPENSES PAID
                                               MARCH 1, 2007              AUGUST 31, 2007           DURING PERIOD*
------------------------------------------------------------------------------------------------------------------
Based on Actual Fund Return                       $1,000.00                   $1,092.60                 $6.38
Based on Hypothetical 5% Return
    (before expenses)                             $1,000.00                   $1,019.11                 $6.16
------------------------------------------------------------------------------------------------------------------

* Expenses are equal to Large Cap Growth Fund's annualized expense ratio of 1.21% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
MONTEAGLE FUNDS
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

SELECT VALUE FUND

------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING                    ENDING
                                               ACCOUNT VALUE               ACCOUNT VALUE             EXPENSES PAID
                                               MARCH 1, 2007              AUGUST 31, 2007           DURING PERIOD*
------------------------------------------------------------------------------------------------------------------
Based on Actual Fund Return                       $1,000.00                   $1,049.40                 $6.35
Based on Hypothetical 5% Return
    (before expenses)                             $1,000.00                   $1,019.00                 $6.26
------------------------------------------------------------------------------------------------------------------

* Expenses are equal to Select Value Fund's annualized expense ratio of 1.23% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

VALUE FUND

------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING                    ENDING
                                               ACCOUNT VALUE               ACCOUNT VALUE             EXPENSES PAID
                                               MARCH 1, 2007              AUGUST 31, 2007           DURING PERIOD*
------------------------------------------------------------------------------------------------------------------
Based on Actual Fund Return                       $1,000.00                   $1,074.00                 $6.43
Based on Hypothetical 5% Return
    (before expenses)                             $1,000.00                   $1,019.00                 $6.26
------------------------------------------------------------------------------------------------------------------

* Expenses are equal to Value Fund's annualized expense ratio of 1.23% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
MONTEAGLE FUNDS
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
--------------------------------------------------------------------------------

The business and affairs of the Funds are managed under the direction of the Board of Trustees in compliance with the laws of the state of Delaware. The names of the Trustees and executive officers of the Trust, their position with the Trust, address, age and principal occupations during the past five years are set forth below. Trustees have no official term of office and generally serve until they resign, or are not reelected.

INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER
                                                                                                         OF TRUST       OTHER
                                 POSITION         LENGTH                                                PORTFOLIOS  DIRECTORSHIPS
NAME, ADDRESS                   HELD WITH        OF TIME              PRINCIPAL OCCUPATION(S)            OVERSEEN      HELD BY
AND AGE                           TRUST           SERVED              DURING THE PAST 5 YEARS           BY TRUSTEE     TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
CARL CLAYTON PETERSON*          President    Since           Parkway Advisors, L.P. CEO from 04/01 to       5            None
6550 Directors Pkwy,                         11/29/02        present; Parkway Advisors Group, Inc. and
Abilene, Texas 79606            Trustee      Since           Parkway Advisors Holdings, Inc. President
Age 47                                       10/07/02        from 04/01 to present; Directors Investment
                                                             Group, Inc., Director 04/03 to present.
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
LARRY JOE ANDERSON               Trustee     Since           Certified Public Accountant, Anderson &        5            None
4208 College Avenue,                         11/29/02        West, P.C. January 1985 to present.
Snyder, Texas 79549
Age 59
------------------------------------------------------------------------------------------------------------------------------------
BRIAN JOSEPH GREEN               Trustee     Since           Restaurateur, Cypress Street Station,          5            None
158 Cypress,                                 11/29/02        February 1993 to present.
Abilene, Texas 79601
Age 49
------------------------------------------------------------------------------------------------------------------------------------
CHARLES MICHAEL KINARD           Trustee     Since           Retired; Senior Vice-President and Trust       5            None
1725 Richland Dr.,                           11/29/02        Officer, First National Bank of Abilene to
Abilene, Texas 79603                                         December 1998.
Age 64
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Peterson, as an affiliated person of Parkway Advisors, L.P., is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

--------------------------------------------------------------------------------
MONTEAGLE FUNDS
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
--------------------------------------------------------------------------------

OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         NUMBER
                                                         LENGTH                                                         OF TRUST
                                          POSITION       OF TIME                                                       PORTFOLIOS
            NAME, ADDRESS                HELD WITH       SERVED                   PRINCIPAL OCCUPATION(S)               OVERSEEN
               AND AGE                     TRUST          SINCE                   DURING THE PAST 5 YEARS              BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
PAUL B. ORDONIO                      Vice              Since          Parkway Advisors, L.P., Vice President &             5
6550 Directors Parkway               President/        10/07/02       Counsel from 08/02 to present; Parkway
Abilene, Texas 79606                 Secretary/                       Advisors Group, Inc., Vice President
Age 39                               Chief                            and Counsel from 08/02 to present;
                                     Compliance                       Aftermath Consulting, Inc., Director from
                                     Officer                          05/02 to present; P.O. Properties, Inc.,
                                                                      Vice President from 06/99 to present;
                                                                      WordWise Document Services, LLC,
                                                                      President from 08/97 to present; Ordonio
                                                                      & Assoc., President from 11/97 to present.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. DORSEY                     Vice              Since          Ultimus Fund Solutions, LLC, Managing                5
225 Pictoria Drive, Suite 450        President         02/2007        Director; Ultimus Fund Distributiors,
Cincinnati, Ohio 45246                                                LLC, Managing Director.
Age 50
------------------------------------------------------------------------------------------------------------------------------------
MARK J. SEGER                        Treasurer         Since          Ultimus Fund Solutions, LLC, Managing                5
225 Pictoria Drive, Suite 450                          02/2007        Director; Ultimus Fund Distributiors,
Cincinnati, Ohio 45246                                                LLC, Managing Director.
Age 46
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     [logo]
                                MONTEAGLE FUNDS


                             WWW.MONTEAGLEFUNDS.COM

                               THE MONTEAGLE FUNDS

                               INVESTMENT ADVISERS
                             Parkway Advisors, L.P.
                             6550 Directors Parkway
                              Abilene, Texas 79606

                          Nashville Capital Corporation
                         209 10th Ave. South, Suite 332
                               Nashville, TN 37203

                                   DISTRIBUTOR
                         Ultimus Fund Distributors, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

                          TRANSFER AGENT, ADMINISTRATOR
                          & SHAREHOLDER SERVICING AGENT
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246


This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus, which includes information regarding the Funds' objectives and policies, experience of its management, marketability of shares, and other information.

--------------------------------------------------------------------------------

ITEM 2.   CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Larry J. Anderson. Mr. Anderson is "independent" for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $39,280 and $46,450 with respect to the registrant's fiscal years ended August 31, 2007 and 2006, respectively.

      (b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

      (c) TAX FEES. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,500 and $7,700 with respect to the registrant's fiscal years ended August 31, 2007 and 2006, respectively. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns.

      (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

      (e)(1)   The audit  committee  has not adopted  pre-approval  policies and
               procedures   described  in  paragraph  (c)(7)  of  Rule  2-01  of
               Regulation S-X.

      (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

      (g) With respect to the fiscal years ended August 31, 2007 and 2006, aggregate non-audit fees of $7,500 and $7,700, respectively, were billed by the registrant's accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

      (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto





Exhibit 99.CODE ETH      Code of Ethics

Exhibit 99.CERT          Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT       Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Monteagle Funds
               -----------------------------------------------------------------


By (Signature and Title)*   /s/ Carl C. Peterson
                           -----------------------------------------------------
                           Carl C. Peterson, President


Date    November 6, 2007
     -----------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*    /s/ Carl C. Peterson
                           -----------------------------------------------------
                           Carl C. Peterson, President


Date     November 6, 2007
       -------------------------------------


By (Signature and Title)*    /s/ Mark J. Seger
                           -----------------------------------------------------
                           Mark J. Seger, Treasurer


Date     November 6, 2007
       -------------------------------------


* Print the name and title of each signing officer under his or her signature.